UNITED STATES

SECURITIES & EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Luby’s Inc.
(Name of Registrant as Specified in Its Charter)

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Luby’s, Inc. 13111 Northwest Freeway Suite 600 Houston, Texas 77040 713-329-6800 www.lubys.com

December 13, 2011

Dear Fellow Shareholder:

It is my pleasure to invite you to attend the Annual Meeting of Shareholders of Luby’s, Inc. to be held on Friday, January 20, 2012, at 9:00 a.m., Houston time, at the Sheraton Houston Brookhollow Hotel, 3000 North Loop West, Houston, Texas 77092. All record holders of outstanding shares of Luby’s, Inc. common stock at the close of business on December 9, 2011 are eligible to vote on matters brought before this meeting.

Matters on which action will be taken at the meeting are explained in detail in the attached Notice and Proxy Statement. Please review the following Proxy Statement carefully. Your vote is important, so be sure to vote your shares as soon as possible. Please review the enclosed Proxy Statement for specific voting instructions.

Please note that if you hold your shares through a bank or broker and you do not indicate on your proxy card your preferences with respect to the election of directors, your bank or broker is not permitted to cast your vote on your behalf.

Thank you for your support.

Sincerely,

/s/ CHRISTOPHER J. PAPPAS
Christopher J. Pappas
President and Chief Executive Officer

LUBY’S, INC.

13111 Northwest Freeway, Suite 600

Houston, Texas 77040

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD

JANUARY 20, 2012

NOTICE IS HEREBY GIVEN that the 2012 Annual Meeting of Shareholders of Luby’s, Inc., a Delaware corporation (the “Company”), will be held at the Sheraton Houston Brookhollow Hotel, 3000 North Loop West, Houston, Texas 77092, on Friday, January 20, 2012, at 9:00 a.m., Houston time, for the following purposes:

(1)	To elect nine directors to serve until the 2013 Annual Meeting of Shareholders;

(2)	To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 29, 2012;

(3)	To conduct an advisory vote approving the compensation of the Company’s named executive officers;

(4)	To conduct an advisory vote on the frequency of future advisory votes the compensation of the Company’s named executive officers; and

(5)

To consider and ratify the adoption by the Board of Directors of the Rights Agreement, dated as of January 27, 2011, between the Company and American Stock Transfer & Trust Company, LLC (as amended from time to time, the “Rights Agreement”); and

(6)	To act upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors has determined that shareholders of record at the close of business on December 9, 2011, will be entitled to vote at the meeting.

A complete list of shareholders entitled to vote at the meeting will be on file at the Company’s corporate office at 13111 Northwest Freeway, Suite 600, Houston, Texas, for a period of ten days prior to the meeting. During such time, the list will be open to the examination of any shareholder during ordinary business hours for any purpose germane to the meeting.

Your vote is important. You may vote in any one of the following ways:

•	Use the toll-free telephone number 1-800-690-6903 from the U.S. or Canada;

•	Use the Internet website www.proxyvote.com; or

•	Mark, sign, date and promptly return the enclosed proxy card in the postage-paid envelope.

Shareholders who do not expect to attend the meeting in person are urged to review the enclosed proxy for specific voting instructions and to choose the method they prefer for casting their votes.

By Order of the Board of Directors,

/S/ ROY CAMBERG
General Counsel and Secretary

Houston, Texas

December 13, 2011

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS:

The Notice of Annual Meeting of Shareholders, the Proxy Statement for 2012 Annual Meeting of Shareholders, and the Company’s Annual Report for the fiscal year ended August 31, 2011 are available electronically at http://www.lubys.com.

LUBY’S, INC.

13111 Northwest Freeway, Suite 600

Houston, Texas 77040

PROXY STATEMENT

This Proxy Statement and the accompanying proxy card are being provided to shareholders in connection with the solicitation of proxies by the Board of Directors of Luby’s, Inc. (the “Company”) for use at the Annual Meeting of Shareholders of the Company to be held on Friday, January 20, 2012, or at any adjournment or postponement thereof (the “Annual Meeting”). This Proxy Statement and the accompanying proxy card are first being mailed to shareholders on or about December 13, 2011.

VOTING PROCEDURES

Your Vote is Very Important

Whether or not you plan to attend the meeting, please take the time to vote your shares as soon as possible.

Shares Outstanding, Voting Rights, and Quorum

Only holders of record of common stock of the Company at the close of business on December 9, 2011, will be entitled to vote at the meeting or at adjournments or postponements thereof. There were 28,165,005 shares of common stock outstanding as of December 9, 2011. Each share of common stock outstanding is entitled to one vote. The presence in person or by proxy of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum at the meeting.

Methods of Voting

•

Shares Held in Shareholder’s Name. If your shares are held in your name, you may vote by proxy or you may vote in person by attending the meeting. If your shares are held in your name and you would like to vote your shares by proxy prior to the Annual Meeting, there are three ways for you to vote:

1.	Call 1-800-690-6903 (toll charges may apply for calls made from outside the United States) and follow the instructions provided;

2.	Log on through the Internet at www.proxyvote.com and follow the instructions at that site; or

3.	If you received a proxy card in the mail, complete, sign, and mail the proxy card in the return envelope provided to you.

Please note that telephone and Internet voting will close at 11:59 p.m. Eastern time on January 19, 2012. If you wish to vote by telephone or Internet, follow the instructions on your proxy card.

If your proxy card is signed and returned without specifying choices, the shares represented will be voted as recommended by the Board of Directors (the “Board”) of the Company.

•

Shares Held in “Street Name” Through a Bank or Broker. If your shares are held through a bank or broker, you can vote via the Internet or by telephone if your bank or broker offers these options. Please see the voting instructions provided by your bank or broker for use in instructing your bank or broker how to vote. Your bank or broker cannot vote your shares without instructions from you. You will not be able to vote in person at the meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares.

If you plan to attend the Annual Meeting and wish to vote in person, you will be given a ballot at the Annual Meeting. Please note that you may vote by proxy prior to January 20, 2012 and still attend the Annual Meeting.

Revoking Your Proxy

•

Shares Held in Shareholder’s Name. If your shares are held in your name, whether you vote by mail, the Internet, or by telephone, you may later revoke your proxy by delivering a written statement to that effect to the Secretary of the Company at the address provided above prior to the date of the Annual Meeting, by a later-dated electronic vote via the Internet, by telephone, by submitting a properly signed proxy with a later date, or by voting in person at the Annual Meeting.

•

Shares Held in “Street Name” Through a Bank or Broker. If you hold your shares through a bank or broker, the methods available to you to revoke your proxy are determined by your bank or broker, so please see the instructions provided by your bank or broker.

Vote Required

A majority of the votes cast by the shares present in person or represented by proxy at the meeting and entitled to vote in the election of directors at the Annual Meeting is required for the election of a director nominee. Ratification of the appointment of the independent registered public accounting firm, the approval of the compensation of our Named Executive Officers, and the ratification of the adoption by the Board of Directors of the Rights Agreement each require the affirmative vote of a majority of the votes cast by the shares present in person or represented by proxy at the meeting. With respect to the advisory vote on the frequency of future advisory votes on the compensation of our named executive officers, the frequency option that receives the highest number of votes cast will be considered the preferred frequency. Approval of all other matters requires the affirmative vote of a majority of the votes cast by the shares present in person or represented by proxy at the meeting. Abstentions and broker non-votes will be included in determining the presence of a quorum at the meeting. However, abstentions and broker non-votes will not be included in determining the number of votes cast on any matter.

A “broker non-vote” occurs when you fail to provide your bank or broker with voting instructions at least ten days before the Annual Meeting and the bank or broker does not have the discretionary authority to vote your shares in the election of directors or on a particular proposal because the proposal is not a “routine” matter under applicable rules. Under the rules of the New York Stock Exchange, the election of directors, the advisory votes on executive compensation and frequency of advisory votes on executive compensation, and the ratification of the adoption of the Rights Agreement are not routine matters. Accordingly, if you hold your shares through a bank or broker and you do not indicate on your proxy card your preferences with respect to the election of directors, the advisory votes on executive compensation and frequency of advisory votes on executive compensation, or the ratification of the adoption of the Rights Agreement your bank or broker is not permitted to cast your vote on your behalf on those matters.

Other Business

The Board knows of no other matters that may be presented for shareholder action at the meeting. If other matters are properly brought before the meeting, the persons named as proxies on the accompanying proxy card intend to vote the shares represented by them in accordance with their best judgment.

Confidential Voting Policy

It is the Company’s policy that any proxy, ballot, or other voting material that identifies the particular shareholder’s vote and contains the shareholder’s request for confidential treatment will be kept confidential, except in the event of a contested proxy solicitation or as may be required by law. The Company may be informed whether or not a particular shareholder has voted and will have access to any comment written on a proxy, ballot, or other material and to the identity of the commenting shareholder. Under the policy, the inspectors of election at any shareholder meeting will be independent parties unaffiliated with the Company.

OWNERSHIP OF EQUITY SECURITIES IN THE COMPANY

The following table sets forth information concerning the beneficial ownership of the Company’s common stock, as of November 18, 2011, for (a) each director currently serving on the Board, (b) each nominee for election as a director at the Annual Meeting named in this Proxy Statement, (c) each of the officers named in the Summary Compensation Table not listed as a director, and (d) all directors and executive officers as a group. In general, “beneficial ownership” includes those shares a director or executive officer has the power to vote or transfer and shares that the director or executive officer has the right to acquire within 60 days after November 18, 2011.

Name (1)	Shares Beneficially Owned	Percent of Common Stock
Judith B. Craven (2)	49,893	*
Arthur R. Emerson (3)	51,987	*
K. Scott Gray (4)	91,044	*
Jill Griffin (5)	43,579	*
J.S.B. Jenkins (6)	60,373	*
Frank Markantonis (7)	64,715	*
Joe C. McKinney (8)	72,422	*
Gasper Mir, III (9)	52,352	*
Christopher J. Pappas (10)	4,653,621	16.45%
Harris J. Pappas (11)	4,800,904	16.97%
Peter Tropoli (12)	102,852	*
All directors and executive officers of the Company, as a group (11 persons) (13)	8,976,545	31.72%

*	Represents beneficial ownership of less than one percent of the shares of the Company’s common stock issued and outstanding on November 18, 2011.
(1)

Except as indicated in these notes and subject to applicable community property laws, each person named in the table owns directly the number of shares indicated and has the sole power to vote and to dispose of such shares. Shares of phantom stock held by a nonemployee director convert into an equivalent number of shares of the Company’s common stock when the nonemployee director ceases to be a director of the Company due to resignation, retirement, death, disability, removal, or any other circumstance. The shares of common stock payable upon conversion of the phantom stock are included in this table because it is possible for the holder to acquire the common stock within 60 days if his or her directorship were to be terminated. Under the Company’s Nonemployee Director Stock Plan, restricted stock awards may become unrestricted when a nonemployee director ceases to be a director of the Company. Unless otherwise specified, the mailing address of each person named in the table is 13111 Northwest Freeway, Suite 600, Houston, Texas 77040.

(2)

The shares shown for Dr. Craven include 9,869 shares held for her benefit in a custodial account, 18,500 shares which she has the right to acquire within 60 days under the Nonemployee Director Stock Plan, 11,469 shares of phantom stock held under the Nonemployee Director Phantom Stock Plan, and 10,055 shares of restricted stock.

(3)

The shares shown for Mr. Emerson include 11,606 shares held jointly with his wife in a custodial account, 18,500 shares which he has the right to acquire within 60 days under the Nonemployee Director Stock Plan, 11,826 shares of phantom stock held under the Nonemployee Director Phantom Stock Plan, and 10,055 shares of restricted stock.

(4)	The shares shown for Mr. Gray include 13,583 shares held for his benefit in a custodial account and 77,461 shares which he has the right to acquire within 60 days under Luby’s Incentive Stock Plan.

(5)

The shares shown for Ms. Griffin include 13,646 shares held for her benefit in a custodial account, 18,500 shares which she has the right to acquire within 60 days under the Nonemployee Director Stock Plan, and 11,433 shares of restricted stock.

(6)

The shares shown for Mr. Jenkins include 16,936 shares held for his benefit in a custodial account, 18,500 shares which he has the right to acquire within 60 days under the Nonemployee Director Stock Plan, and 24,937 shares of restricted stock.

(7)

The shares shown for Mr. Markantonis include 25,458 shares held for his benefit in a custodial account, 20,500 shares which he has the right to acquire within 60 days under the Nonemployee Director Stock Plan, 3,879 shares of phantom stock held under the Nonemployee Director Phantom Stock Plan, and 14,878 shares of restricted stock.

(8)

The shares shown for Mr. McKinney include 26,539 shares held for his benefit in a custodial account, 12,500 shares which he has the right to acquire within 60 days under the Nonemployee Director Stock Plan, and 33,383 shares of restricted stock.

(9)

The shares shown for Mr. Mir include 17,943 shares held for his benefit in a custodial account, 16,500 shares which he has the right to acquire within 60 days under the Nonemployee Director Stock Plan, 2,453 shares of phantom stock held under the Nonemployee Director Phantom Stock Plan, and 15,456 shares of restricted stock.

(10)

The shares shown for Christopher J. Pappas include 3,404,803 shares held for his benefit in a custodial account, 181,621 shares which he has the right to acquire within 60 days under Luby’s Incentive Stock Plan, and 1,067,197 shares owned by Pappas Restaurants, Inc., as each of Christopher J. Pappas and Harris J. Pappas owns a 50% interest in Pappas Restaurants, Inc. and therefore owns a corresponding beneficial interest in the 1,067,197 shares owned by Pappas Restaurants, Inc.

(11)

The shares shown for Harris J. Pappas include 3,548,033 shares held for his benefit in a custodial account, 180,891 shares which he has the right to acquire within 60 days under Luby’s Incentive Stock Plan, 4,783 shares of restricted stock, and 1,067,197 shares owned by Pappas Restaurants, Inc., as each of Christopher J. Pappas and Harris J. Pappas owns a 50% interest in Pappas Restaurants, Inc. and therefore owns a corresponding beneficial interest in the 1,067,197 shares owned by Pappas Restaurants, Inc.

(12)	The shares shown for Mr. Tropoli include 15,215 shares held for his benefit in a custodial account and 87,637 shares which he has the right to acquire within 60 days under Luby’s Incentive Stock Plan.

(13)

The shares shown for all directors and executive officers as a group include 7,103,631 shares held in custodial accounts, 651,110 shares which they have the right to acquire within 60 days under the Company’s various benefit plans, 124,980 shares of restricted stock, 29,627 shares of phantom stock held by nonemployee directors under the Nonemployee Director Phantom Stock Plan, and 1,067,197 shares owned by Pappas Restaurants, Inc., of which Christopher J. Pappas and Harris J. Pappas each own a 50% interest, as described above.

PRINCIPAL SHAREHOLDERS

The following table sets forth information as to the beneficial ownership of the Company’s common stock by each person or group known by the Company to own beneficially more than 5% of the outstanding shares of the Company’s common stock as of November 18, 2011 and, unless otherwise indicated, is based on disclosures made by the beneficial owners in SEC filings under Section 13 of the Exchange Act:

Name and Address of Beneficial Owner (1)	Shares Beneficially Owned	Percent of Common Stock
Christopher J. Pappas (2)	4,653,621	16.45%
13939 Northwest Freeway Houston, Texas 77040

Harris J. Pappas (3)	4,800,904	16.97%
13939 Northwest Freeway Houston, Texas 77040

Bandera Partners LLC (4)	2,632,446	9.18%
50 Broad Street, Suite 1820 New York, New York 10004

Dimensional Fund Advisors LP (5)	2,028,131	7.08%
Palisades West, Building One, 6300 Bee Cave Road, Austin, Texas, 78746

Hodges Capital Management, Inc. (6)	1,923,300	6.71%
2905 Maple Ave. Dallas, Texas 75201

(1)

Except as indicated in these notes and subject to applicable community property laws, each person named in the table owns directly the number of shares indicated and has the sole power to vote and to dispose of such shares.

(2)

The shares shown for Christopher J. Pappas include 3,404,803 shares held for his benefit in a custodial account, 181,621 shares which he has the right to acquire within 60 days under Luby’s Incentive Stock Plan, and 1,067,197 shares owned by Pappas Restaurants, Inc., as each of Christopher J. Pappas and Harris J. Pappas owns a 50% interest in Pappas Restaurants, Inc. and therefore owns a corresponding beneficial interest in the 1,067,197 shares owned by Pappas Restaurants, Inc.

(3)

The shares shown for Harris J. Pappas include 3,548,033 shares held for his benefit in a custodial account, 180,891 shares which he has the right to acquire within 60 days under Luby’s Incentive Stock Plan, and 1,067,197 shares owned by Pappas Restaurants, Inc., as each of Christopher J. Pappas and Harris J. Pappas owns a 50% interest in Pappas Restaurants, Inc. and therefore owns a corresponding beneficial interest in the 1,067,197 shares owned by Pappas Restaurants, Inc.

(4)

Information based solely on Report for the Calendar Year or Quarter Ended September 30, 2011 on Form 13F-HR dated November 14, 2011 and filed on November 14, 2011 with the Securities and Exchange Commission by Bandera Partners LLC. Bandera Partners LP has sole voting authority with respect to all 2,632,446 shares.

(5)

Information based solely on Report for the Calendar Year or Quarter Ended September 30, 2011 on Form 13F-HR dated November 10, 2012 and filed on November 10, 2011 with the Securities and Exchange Commission by Dimensional Fund Advisors LP. Dimensional Fund Advisors LP has sole voting authority with respect to 1,962,929 shares and has no voting authority with respect to 65,202 shares.

(6)

Information based solely on Report for the Calendar Year or Quarter Ended September 30, 2011 on Form 13F-HR dated November 15, 2010 and filed on November 15 2010 with the Securities and Exchange Commission by Hodges Capital Management, Inc. Hodges Capital Management, Inc. has sole voting authority with respect to 1,610,000 shares and has no voting authority with respect to 313,300 shares.

ELECTION OF DIRECTORS (Item 1)

Prior to the 2009 annual meeting of shareholders, the shareholders elected approximately one-third of the members of the Board of Directors annually. The Board was divided into three classes, as nearly equal in number as possible, with the members of each class serving three-year terms.

At the 2009 annual meeting of shareholders, the shareholders approved a proposal to amend the Company’s Certificate of Incorporation to eliminate the classified structure of the Board of Directors. As a result, from and after the 2012 annual meeting, the directors will no longer be divided into classes and each director will be elected to a one-year term expiring at the next succeeding annual meeting. In accordance with the Bylaws of the Company, the Board of Directors has fixed the number of directors at nine, pursuant to a resolution adopted by a majority of the entire Board of Directors.

The terms of Jill Griffin, Christopher J. Pappas, Judith B. Craven, Arthur Rojas Emerson, Frank Markantonis, Gasper Mir, III, J.S.B. Jenkins, Joe C. McKinney, and Harris Pappas will expire at the Annual Meeting. The Board nominates Jill Griffin, Christopher J. Pappas, Judith B. Craven, Arthur Rojas Emerson, Frank Markantonis, Gasper Mir, III, J.S.B. Jenkins, Joe C. McKinney, and Harris Pappas for election as directors to serve until the 2013 annual meeting of shareholders or until their successors are elected and qualified. The Board recommends a vote “FOR” each nominee.

All such nominees named above have indicated a willingness to serve as directors, but should any of them decline or be unable to serve, proxies may be voted for another person nominated as a substitute by the Board.

There are no family relationships, of first cousins or closer, among the Company’s directors and executive officers, by blood, marriage or adoption, except that Christopher J. Pappas and Harris J. Pappas are brothers and Frank Markantonis is the stepfather of Peter Tropoli, the Company’s Chief Operating Officer.

The following information is furnished with respect to each of the nominees of the Board and for each of the directors whose terms will continue after the Annual Meeting, including information regarding their business experience, director positions held currently or at any time during the last five years, involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board to determine that the nominees should serve as one of our directors.

Nominees for Election to Terms Expiring in 2013

JILL GRIFFIN, 57, advises corporations, both domestically and abroad, on customer loyalty strategies. Her business best seller, Customer Loyalty: How to Earn It, How to Keep It, has been published in six languages and was named to Harvard Business School’s “Working Knowledge” list. In 1988, she founded Austin-based consulting firm, Griffin Group, which specializes in customer loyalty research, customer experience strategy, and executive coaching. Ms. Griffin has been an independent director of the Company since January 2003 and is Vice-Chair of the Personnel and Administrative Policy Committee and a member of the Executive Compensation Committee. Ms. Griffin began her career at RJR/Nabisco where she served as Senior Brand Manager for Winston, the corporation’s largest brand. Ms. Griffin is a magna cum laude graduate, Distinguished Alumna recipient and Trustee of the University of South Carolina Moore School of Business from which she holds her Bachelor of Science and Master of Business Administration degrees. She has served on the marketing faculty at the University of Texas (UT). Her books have been adopted as textbooks for undergraduate and MBA courses at UT and other universities. Ms. Griffin is a member of the board of the National Association of Corporate Board Directors’ Texas Tri-Cities Chapter and Chairman Elect of the Austin Convention and Visitors Bureau.

Qualifications, Experience, Key Attributes and Skills: Ms. Griffin has more than 31 years’ experience, has published three books, and is widely regarded as an expert on the topics of brand management, brand loyalty, and customer experience. Furthermore, she brings leadership and management experience from her distinguished career at RJR/Nabisco, culminating in Senior Brand Manager for the corporation’s largest brand, and her Austin-based consulting firm, Griffin Group, which she founded and operates.

CHRISTOPHER J. PAPPAS, 64, has been President and Chief Executive Officer and a director of the Company since March 2001. Mr. Pappas is a member of the Executive Committee. He also has been Chief Executive Officer of Pappas Restaurants, Inc. since 1980. Mr. Pappas graduated from the University of Texas with a Bachelor of Science in Mechanical Engineering. He sits on the advisory board of Amegy Bank N.A. (formerly Southwest Bank of Texas N.A.), and he previously served as a director on its board. Mr. Pappas is also a director of the National Restaurant Association; the University of Houston Conrad Hilton School of Hotel and Restaurant Management Dean’s Advisory Board; and the Greater Houston Partnership Board.

Qualifications, Experience, Key Attributes and Skills: Mr. Pappas has more than 36 years of experience in the restaurant industry. With his brother, Harris Pappas, he has founded and operated more than 90 restaurants during his successful career, including Pappadeaux Seafood Kitchen, Pappasitos Cantina, and Pappas Bros. Steakhouse. Additionally, Mr. Pappas has broad executive management and operational experience from his 31 year tenure as Chief Executive Officer of Pappas Restaurants, Inc. He also has extensive board and banking experience from his tenure as a board member and advisory board member on the board of Amegy Bank. Mr. Pappas and his brother, Harris Pappas, are widely regarded as restaurant industry experts.

JUDITH B. CRAVEN, M.D., M.P.H., 66, is the retired President of the United Way of the Texas Gulf Coast, where she served from 1992 until 1998. She is licensed to practice medicine and has a distinguished career in public health. She served as Dean of the School of Allied Health Sciences of the University of Texas Health Science Center at Houston from 1983 until 1992 and Vice President of Multicultural Affairs for the University of Texas Health Science Center from 1987 until 1992. She also served as Director of Public Health for the City of Houston from 1980 until 1983, which included responsibility for the regulation of all foodservice establishments in the City. Dr. Craven has been an independent director of the Company since January 1998 and is Vice Chair of the Board of Directors, Chair of the Personnel and Administrative Policy Committee, Vice-Chair of the Executive Compensation Committee and the Executive Committee, and a member of the Nominating and Corporate Governance Committee. She is also a director of Belo Corp. (NYSE:BLC); SYSCO Corporation (NYSE:SYY); Sun America Fund; Valic Corp.; and the Houston Convention Center Hotel. She is a former member of the Board of Regents of the University of Texas at Austin.

Qualifications, Experience, Key Attributes and Skills: Dr. Craven brings a background in public health to the Board that she has gained during her tenure of more than 31 years in the field. During her distinguished career, she has served on a variety of public health and healthcare boards. She also has extensive leadership experience from her high positions at medical academic institutions. Furthermore, Dr. Craven has significant experience from her tenure on the boards of public companies, investment funds, and as a regent of the University of Texas at Austin.

ARTHUR ROJAS EMERSON, 66, has been Chairman and Chief Executive Officer of GRE Creative Communications, a full-service, bilingual marketing and public relations firm with offices in San Antonio, Austin, the Rio Grande Valley, and Washington, D.C. The agency’s portfolio includes Hispanic-targeted marketing since June 2000. Mr. Emerson’s experience includes conducting foodservice television marketing campaigns locally and nationally. From 1994 until 2000, he was Vice President and General Manager of the Texas stations of the Telemundo television network. In 1994 he served as Chairman of the Hispanic Chamber, and in 1999 served as Chairman of the Greater San Antonio Chamber of Commerce, and is the only person to have held both positions. In 1995, he served as Chairman of CPS Energy, the nation’s largest publicly owned utility. He served as Chairman of the San Antonio Port Authority from 2001 to 2007, Chairman of the executive committee of the Free Trade Alliance, Commissioner for the Texas Military Preparedness Commission, and Chairman of the Governor’s Advisory Committee on Aerospace Aviation. He served on the Board of the San Antonio Branch of the Dallas Federal Reserve Board from 1998 to 2004. Mr. Emerson has been an independent director of the Company since January 1998 and is a member of the Finance and Audit Committee. Mr. Emerson is also currently a director of USAA Federal Savings Bank and a member of its Credit Committee and Finance and Audit Committee, and is former Chairman of its Trust Committee. He is a board member of First Call M.D. and numerous local, state and national philanthropic boards.

Qualifications, Experience, Key Attributes and Skills: Mr. Emerson has more than 21 years’ experience in local and national bi-lingual marketing, foodservice marketing, and public relations. His extensive business experience includes operating a state-wide television network for the Telemundo network and founding and operating a full-service marketing and public relations firm. Mr. Emerson has extensive board and financial experience from his tenure on the boards of corporations, banks, and government entities.

FRANK MARKANTONIS, 63, is an attorney with over thirty years of legal experience representing clients in the restaurant industry, with a concentration in real estate development, litigation defense, insurance procurement and coverage, immigration and employment law. For over fifteen years, he has served as General Counsel of Pappas Restaurants, Inc. He is a graduate of the University of Texas at Austin (1970) and the University of Houston Law Center (1973). Mr. Markantonis is admitted to practice in the following jurisdictions and before the following courts: The United States Supreme Court, District of Columbia Court of Appeals, United States Court of Appeals for the Fifth Circuit, The United States District Court for the Southern District of Texas, and the State of Texas. Mr. Markantonis is a member of the State Bar of Texas, District of Columbia Bar, and is a Fellow in the Houston Bar Association. He has been a director of the Company since January 2002 and is a member of the Personnel and Administrative Policy Committee.

Qualifications, Experience, Key Attributes and Skills: Mr. Markantonis brings extensive state and federal legal experience from his more than 38 years as practicing attorney representing clients in the restaurant industry. He has represented his clients in all areas of legal practice affecting the operations of restaurants and hospitality clients, including real estate development, litigation defense, insurance procurement and coverage, immigration and employment law, and business transactions.

GASPER MIR, III, 65, is a Certified Public Accountant and a principal owner of the public accounting and professional services firm MFR, P.C. (formerly known as Mir•Fox & Rodriguez, P.C.), which he founded in 1988. He is currently MFR’s Chief Administrative Officer, and previously his work included financial audit and accounting services for clients in the retail industry. From January 2003 through January 2008, Mr. Mir took a leave of absence from MFR and served as Executive General Manager of Strategic Partnerships for the Houston Independent School District. From 1969 until 1987, he worked at KPMG, an international accounting and professional services firm, serving as a partner of the firm from 1978 until 1987. Mr. Mir has been a director of the Company since January 2002 and is Chairman of the Board of Directors, Chairman of the Executive Committee and the Nominating and Corporate Governance Committee, and a member of the Finance and Audit Committee. As Chairman, he presides over all Board meetings, as well as executive sessions and meetings of the independent directors, and he acts as an intermediary between the Board and Luby’s Management. Mr. Mir is also a director of the Memorial Hermann Hospital System; the Greater Houston Community Foundation, the Sam Houston Council of Boy Scouts and the Houston A+ Challenge.

Qualifications, Experience, Key Attributes and Skills: Mr. Mir has more than 42 years of experience in accounting, finance, and auditing from his distinguished tenure at the accounting firms KPMG and MFR. He is an active member of National Association of Corporate Directors and regularly participates in their professional development conferences. He brings business administration experience as a founder and Chief Administrative Officer of MFR. Additionally, Mr. Mir has experience in public relations, government, education, health care and community outreach from his five years as Executive General Manager of Strategic Partnerships for the Houston Independent School District and his board service on several community-based organizations.

J.S.B. JENKINS, 68, served as President, Chief Executive Officer, and a Director of Tandy Brands Accessories, Inc. (NYSE:TBAC), a designer, manufacturer and marketer of fashion accessories, since November 1971 until his retirement in 2009. Previously, he served in several executive capacities within that company, including President of Tex Tan Welhausen Co., a division of Tandy Brands, Inc. He has also served as the Executive Vice President of the Bombay Company, Inc., a designer and marketer of home accessories and furniture. Mr. Jenkins has been an independent director of the Company since January 2003 and is Chairman of the Executive Compensation Committee, Vice-Chairman of the Finance and Audit Committee, a member of the Nominating and Corporate Governance Committee, and a member of the Executive Committee. He formerly served on the Board of Directors for Hardware Resources. He is a member emeritus of the Development Council of the Texas A&M University College of Business Administration/Graduate School of Business, the Texas A&M University President’s Council, and the Advisory Board of Directors for the Texas A&M University 12th Man Foundation, and the Cotton Bowl Committee.

Qualifications, Experience, Key Attributes and Skills: Mr. Jenkins has more than 39 years of business, executive, manufacturing, and board experience from his career at Tandy Brands Accessories, Inc. and its divisions, culminating in the titles of President, Chief Executive Officer, and Chairman. He has an extensive background of service and board membership on numerous boards and councils of Texas A&M University.

JOE C. McKINNEY, 65, has been Vice-Chairman of Broadway National Bank, a locally owned and operated San Antonio-based bank, since October 2002. He formerly served as Chairman of the Board and Chief Executive Officer of JPMorgan Chase Bank-San Antonio from November 1987 until his retirement in March 2002. Mr. McKinney graduated from Harvard University in 1969 with a Bachelor of Arts in Economics, and he graduated from the Wharton School of the University of Pennsylvania in 1973 with a Master of Business Administration in Finance. Mr. McKinney has been an independent director of the Company since January 2003 and is Chairman of the Finance and Audit Committee, a member of the Nominating and Corporate Governance Committee, and a member of the Executive Committee. He is a director of Broadway National Bank; Broadway Bancshares, Inc.; USAA Real Estate Company; U.S. Industrial REIT II & III; Cobalt Industrial REIT I, II, & III; and U.S. Global Investors Funds. He was a director of Prodigy Communications Corporation from January 2001 to November 2001, when the company was sold to SBC Communications, Inc., and served on its Special Shareholder Committee and Audit and Compensation Committee.

Qualifications, Experience, Key Attributes and Skills: Mr. McKinney has over 39 years of experience in banking, finance, and management from his distinguished career in banking, culminating in a tenure of over 14 years as Chairman of the Board and Chief Executive Officer of JPMorgan Chase Bank-San Antonio and eight years as Vice-Chairman of Broadway National Bank. He further brings significant board experience from his service on over seven boards of banks, investment funds, and corporations.

HARRIS J. PAPPAS, 67, served as Chief Operating Officer of the Company from March 2001 until his retirement in 2011. He is currently a director of the Company and a member of the Executive Committee and the Personnel and Administrative Policy Committee. Mr. Pappas graduated from Texas A&M University with a Bachelor of Business Administration in Finance and Accounting. Mr. Pappas also has been President of Pappas Restaurants, Inc. since 1980. He is a director of Oceaneering International, Inc. (NYSE: OII). Mr. Pappas is also an advisory trustee of Schreiner University and an advisory board member of Frost National Bank-Houston. He served as an advisory director of Memorial Hermann Affiliated Services from 2002 to 2004, and as a Corporate Member of Memorial Healthcare System from October 2004 to October 2006. He also has served as a director of TIRR Hospital in the Memorial Hermann System since January 2009.

Qualifications, Experience, Key Attributes and Skills: Mr. Pappas has more than 36 years of experience in the restaurant industry. With his brother, Christopher Pappas, he has founded and operated more than 90 restaurants during his successful career, including Pappadeaux Seafood Kitchen, Pappasitos Cantina, and Pappas Bros. Steakhouse. Additionally, Mr. Pappas has broad executive management and operational experience from his 31 year tenure as President of Pappas Restaurants, Inc. He also has extensive board experience from his tenure as a trustee and board member on the boards of a petroleum exploration company, as well as educational and healthcare institutions. Mr. Pappas and his brother, Christopher Pappas, are widely regarded as restaurant industry experts.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES.

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option awards ($)	Non-equity incentive plan compensation ($)	Change in pension value and nonqualified deferred compensation earnings	All Other Compensation ($)(2)	Total ($)
Judith B. Craven	$32,250	$33,851	0	0	0	0	$66,101
Arthur R. Emerson	34,250	33,851	0	0	0	0	68,101
Jill Griffin	29,500	33,851	0	0	0	0	63,351
J.S.B. Jenkins	19,000	56,026	0	0	0	0	75,026
Frank Markantonis	18,500	47,349	0	0	0	0	65,849
Joe C. McKinney	19,750	68,616	0	0	0	0	88,366
Gasper Mir, III	54,750	39,848	0	0	0	0	94,598
Harris J. Pappas(3)	3,250	12,150	0	0	0	0	15,400

(1)

Amounts shown reflect the aggregate proportionate fair value for shares of restricted stock granted to directors in the 2011 fiscal year that the Company has recognized as compensation costs in its financial statements for the 2011 fiscal year, in accordance with Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment. The grant date fair value for each share is based on the closing stock price of Luby’s common stock on the date of grant.

(2)	Perquisites and other personal benefits that did not exceed $10,000 in the aggregate for any director have been excluded.
(3)	Represents compensation earned as a nonemployee director following Mr. Pappas’ resignation as Chief Operating Officer of the Company effective April 26, 2011.

Each nonemployee director other than the Chairman of the Board is paid an annual retainer of $30,000. The Chairman of the Board is paid an annual retainer of $55,000. In addition to the base annual retainer of $30,000, the Chairman of the Finance and Audit Committee is paid an additional annual retainer of $14,000, and the Chair of each other Board Committee is paid an additional annual retainer of $3,500. All nonemployee directors are also paid the following meeting fees for each meeting he or she attends: (1) $1,500 per day for each meeting of the Board, including Committee meetings attended on the same day as a meeting of the Board, so long as the total duration of the meeting(s) attended on that day exceeds four hours; (2) $750 per day for each meeting of the Board, including Committee meetings attended on the same day as a meeting of the Board, if the meeting is conducted by telephone or its total duration is less than four hours; (3) $1,000 per day for each meeting of any Board committee held on a day other than a Board meeting day; and (4) $500 per day for each meeting of any Board committee conducted by telephone on a day other than a Board meeting day.

Pursuant the Company’s Amended and Restated Nonemployee Director Stock Plan (the “Plan”), each nonemployee director is required to receive the dollar value equivalent of at least $15,000 of the annual $30,000 retainer in restricted stock. In addition, each nonemployee director, prior to the end of any calendar year, may elect to receive an Elective Retainer Award, whereupon on the first day of each January, April, July, and October during the term of the plan, the director elects to receive shares, the value of which is equal to any portion of the director’s meeting and annual retainer fees in restricted stock. Directors receiving an Elective Retainer Award will also receive an additional number of whole shares of restricted stock equal to 20% of the number of whole shares of restricted stock issued in payment of the Elective Retainer Award for the quarterly period beginning on that date. The Plan allows the Board, in its discretion, to select nonemployee directors to receive an additional award of up to 5,000 shares of restricted stock in any 12-month period.

Further, under the Plan, nonemployee directors may be periodically granted nonqualified options to purchase shares of the Company’s common stock at an option price equal to 100% of their fair market value on the date of grant or shares of restricted stock. Each option terminates on the earlier of the tenth anniversary of the grant date or one year after the optionee ceases to be a director. An option may not be exercised prior to the first anniversary of the grant date, subject to certain exceptions specified in the Plan. No nonemployee director may receive options to purchase more than 5,000 shares in any 12-month period.

The Company’s Nonemployee Director Deferred Compensation Plan permits nonemployee directors to defer all or a portion of their directors’ fees in accordance with applicable regulations under the Internal Revenue Code. Deferred amounts bear interest at the average interest rate of U.S. Treasury ten-year obligations. The Company’s obligation to pay deferred amounts is unfunded and is payable from general assets of the Company.

The Company’s Corporate Governance Guidelines establish guidelines for share ownership. Currently, Directors are expected to accumulate, over time, shares of the Company’s common stock with a market value of at least $100,000.

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM (Item 2)

The Board of Directors of the Company has appointed the firm of Grant Thornton LLP to audit the accounts of the Company for the 2012 fiscal year. Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. Ratification of the appointment of the independent registered public accounting firm is not a matter which is required to be submitted to a vote of shareholders, but the Board considers it appropriate for the shareholders to express or withhold their approval of the appointment. If shareholder ratification should be withheld, the Board would consider an alternative appointment for the succeeding fiscal year. The affirmative vote of a majority of the votes cast by the shares present in person or represented by proxy at the meeting is required for approval.

Fees Paid to the Independent Registered Public Accounting Firm

The table below shows aggregate fees for professional services rendered for the Company by the Company’s independent registered public accounting firm, Grant Thornton LLP, for the fiscal years ended August 31, 2011 and August 25, 2010:

	2011	2010
	(in thousands)
Audit Fees	$500	$473
Audit-Related Fees	—	67
Tax Fees	—	—
All Other Fees	—	—

Total	$500	$540

Audit Fees for the fiscal years ended August 31, 2011 and August 25, 2010 consisted of fees associated with the audit of the Company’s consolidated financial statements and internal control over financial reporting included in the Company’s Annual Report on Form 10-K and reviews of its interim financial statements included in the Company’s quarterly reports on Form 10-Q.

Audit-Related Fees for the fiscal year ended August 25, 2010 were predominately associated with the Company’s acquisition of substantially all of the assets of Fuddruckers, Inc., Magic Brands, LLC and certain of their affiliates.

Tax Fees. The Company did not incur any Tax Fees for the fiscal years ended August 31, 2011 and August 25, 2010.

All Other Fees. The Company did not incur any other fees for the fiscal years ended August 31, 2011 and August 25, 2010.

Preapproval Policies and Procedures

All auditing services and nonaudit services provided by Grant Thornton LLP must be preapproved by the Finance and Audit Committee. Generally, this approval occurs each year at the August meeting of the Finance and Audit Committee for the subsequent fiscal year and as necessary during the year for unforeseen requests. The nonaudit services specified in Section 10A(g) of the Securities Exchange Act of 1934 may not be, and are not, provided by Grant Thornton LLP. Grant Thornton LLP provides a report to the Chair of the Finance and Audit Committee prior to each regularly scheduled Finance and Audit Committee meeting detailing all fees, by project, incurred by Grant Thornton LLP year-to-date and an estimate for the fiscal year. The Chair of the Finance and

Audit Committee reviews the Grant Thornton LLP fees at each Finance and Audit Committee meeting. The Finance and Audit Committee periodically reviews these fees with the full Board of Directors. During fiscal years 2010 and 2011, no preapproval requirements were waived for services included in the Audit-Related Fees, Tax Fees and All Other Fees captions of the fee table above pursuant to the limited waiver provisions in applicable rules of the Securities and Exchange Commission.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP.

ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (Item 3)

We are asking shareholders to approve the following advisory resolution at the 2012 Annual Meeting of Stockholders:

RESOLVED, that the shareholders approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.

The board of directors recommends a vote FOR this resolution because it believes that the policies and practices described in the Compensation Discussion and Analysis are effective in achieving the Company’s goals of linking pay to performance and levels of responsibility, encouraging our executive officers to remain focused on both short-term and long-term operational and financial goals of the Company and linking executive performance to shareholder value.

We urge shareholders to read the Compensation Discussion and Analysis beginning on page 31 of this proxy statement, as well as the Summary Compensation Table and related compensation tables and narrative, beginning on page 38, which provide detailed information on the Company’s compensation policies and practices and the compensation of our named executive officers.

Because the vote on this proposal is advisory in nature, it will not affect any compensation already paid or awarded to any named executive officer and will not be binding on or overrule any decisions by the Executive Compensation Committee or the Board of Directors. Because we value our shareholders’ views, however, the Executive Compensation Committee and the Board of Directors will consider the results of this advisory vote when formulating future executive compensation policy.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RESOLUTION APPROVING, ON AN ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (Item 4)

Under the Dodd-Frank Act, shareholders are also entitled to cast an advisory vote to indicate the frequency with which we should hold future advisory votes on executive compensation. Periodically, the Company will include in its proxy materials a resolution, subject to a non-binding shareholder vote, to approve the compensation of our named executive officers.

We are requesting your non-binding, advisory vote to determine whether the frequency of the vote to approve the compensation of our Named Executive Officers should be every one year, two years, or three years.

The Board of Directors recommends an annual advisory vote on executive compensation. We believe that an annual vote would provide us with timely feedback from our shareholders on executive compensation matters.

Although the vote on this proposal is non-binding, the Board of Directors and Executive Compensation Committee value the opinions of our shareholders and will take into account the outcome of the vote in considering the frequency of future advisory votes on the compensation of our named executive officers.

The proxy card provides shareholders with the opportunity to choose among four options (holding the vote every one, two or three years, or abstaining) and, therefore, shareholders will not be voting to approve or disapprove the recommendation of the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR “ONE YEAR” ON THE PROPOSAL CONCERNING THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

RATIFICATION OF SHAREHOLDER RIGHTS AGREEMENT

(Item 5)

Background

On January 20, 2011, the Board of Directors declared a dividend of one right (each, a “Right”) for each share of common stock, par value $.32 per share (the “Common Stock”), of the Company outstanding at the close of business on February 3, 2011 (the “Record Date”), pursuant to the terms and conditions of the Rights Agreement, dated as of January 27, 2011, between the Company and American Stock Transfer & Trust Company, LLC, as Rights Agent (the “Rights Agreement”).

Although none of our certificate of incorporation, our bylaws, or applicable law require shareholder approval or ratification of a Rights Agreement or similar arrangement, our Board has decided to request shareholder ratification of the Rights Agreement as a matter of sound corporate governance. Even if our shareholders ratify the Rights Agreement, our Board could terminate the Rights Agreement at any time prior to the distribution date (as described below). If the Board does not otherwise terminate the Rights Agreement, it will expire under its current terms on January 27, 2014.

We have summarized certain key provisions of the Rights Agreement below. Because this is only a summary, it may not contain all of the information that is important to you. Accordingly, this summary is qualified in its entirety by reference to the actual text of the Rights Agreement, which is attached to this proxy statement as Annex A and is incorporated herein by reference.

Reasons for the Rights Agreement

The Board adopted the Rights Agreement as a precautionary measure and believes that it is in the best interests of the Company and all of its shareholders for the following reasons:

•

The Rights Agreement is intended to help our Board ensure that all of our shareholders receive fair and equal treatment in the event of a takeover proposal and to safeguard against coercive tactics designed to take control over our Company without allowing our shareholders to realize the long-term value of their investment. The Board believes that implementing these safeguards will assist us in preventing an acquirer from gaining control of our Company without offering a fair price to our shareholders.

•

The Rights Agreement provides the Board with adequate time to evaluate unsolicited offers and may deter or delay offers that are not in the shareholders’ or the Company’s best interests by encouraging the potential acquirer to negotiate with the Board to have the rights redeemed before the potential acquirer acquires more than 15% or more (or, in the case of an Exempt Person (as defined below), 33% or more) of our common stock. Accordingly, the Rights Agreement allows the Board time to pursue alternate strategies to maximize our shareholders’ long-term value.

The rights may have certain anti-takeover effects. The rights will cause substantial dilution to any person or group that attempts to acquire us without the Board’s approval. As a result, the overall effect of the rights may be to render more difficult or discourage any attempt to acquire us even if such acquisition may be favorable to the interests of our shareholders. Because the Board can redeem the rights and amend the Rights Agreement in any respect at any time prior to a person or group becoming the owner of 15% or more (or, in the case of an Exempt Person (as defined below), 33% or more) of our outstanding common stock, the rights should not interfere with a merger or other business combination that the Board approves or any other potential acquirer that is willing to make an offer at a fair price or otherwise in our shareholders’ best interests.

The Rights Agreement is similar to rights agreements that other public companies have adopted and our adoption of this plan was not prompted by any external actions. As is detailed under “Principal Shareholders” on page 5 of this proxy statement, we currently have three shareholders, excluding the Exempt Persons, that have reported ownership position of more than 5% of our outstanding common stock, including one of whom beneficially owns almost 10% of our outstanding common stock. Although all of these holdings have been reported to be passive in nature, we believe that the Rights Agreement gives the Board time to evaluate and respond to any unsolicited future attempts to acquire our company and to protect the long-term value of our shareholders’ investment in us.

Description of the Rights Agreement

Prior to the Distribution Date, the Rights will be evidenced by the certificates for and will be transferred with the Common Stock, and the registered holders of the Common Stock will be deemed to be the registered holders of the Rights. After the Distribution Date, the Rights Agent will mail separate certificates evidencing the Rights to each record holder of the Common Stock as of the close of business on the Distribution Date, and thereafter the Rights will be transferable separately from the Common Stock.

The “Distribution Date” means the close of business on the earlier of:

(1)

the tenth calendar day after the date of the first public announcement (including the filing of a report on Schedule 13D under the Securities Exchange Act of 1934, as amended, (or any comparable or successor report)) that a person or group of affiliated or associated persons (an “Acquiring Person”) has acquired beneficial ownership of 15% or more (or, in the case of an Exempt Person (as defined below), 33% or more) of the shares of Common Stock then outstanding (the “Stock Acquisition Date”); and

(2)

the tenth business day (or such later date as may be determined by action of the Board of Directors prior to such time as any person becomes an Acquiring Person) after the date of commencement by any person of, or after the date of the first public announcement of the intention of any person to commence, a tender or exchange offer the consummation of which could result in any person becoming the beneficial owner of 15% or more (or, in the case of an Exempt Person, 33% or more) of the shares of Common Stock of the Company then outstanding.

An Acquiring Person will not include the Company; any of its subsidiaries; any employee benefit plan of the Company or any of its subsidiaries; any person organized, appointed or established by the Company or any of its subsidiaries for or pursuant to the terms of any such plan; or any Exempt Person (as defined below).

“Exempt Person” means Harris J. Pappas and Christopher J. Pappas (and in the event of death, their respective spouses, descendants and personal representatives of their respective estates), and their affiliates and associates, unless such persons become the beneficial owner of 33% or more of the shares of Common Stock then outstanding, subject to appropriate adjustment for stock splits, reverse stock splits or Common Stock dividends.

Notwithstanding the foregoing, no person (including an Exempt Person) will become an Acquiring Person as a result of an acquisition of Common Stock by the Company or any of its subsidiaries which, by reducing the number of shares of Common Stock of the Company outstanding, increases the proportionate number of shares of Common Stock of the Company beneficially owned by such person to 15% or more (or, in the case of an Exempt Person, 33% or more) of the shares of Common Stock of the Company then outstanding unless such person thereafter becomes the beneficial owner of any additional shares of Common Stock of the Company, in which case such person will be deemed to be an Acquiring Person. An Acquiring Person will not include any person that the Board of Directors of the Company, in good faith, determines has inadvertently become an Acquiring Person if such person promptly divests a sufficient number of shares of Common Stock so that such person would no longer be an Acquiring Person.

Prior to the Distribution Date, the Rights will not be exercisable. After the Distribution Date, but prior to the time a person becomes an Acquiring Person, each Right will be exercisable to purchase, for $12.00 (the “Purchase Price”), one-half of one share of Common Stock.

If any person becomes an Acquiring Person, each Right (other than Rights beneficially owned by the Acquiring Person and certain affiliated persons) will entitle the holder to purchase, for the Purchase Price, a number of shares of Common Stock having a market value of two times the Purchase Price.

If, after any person has become an Acquiring Person, (1) the Company is involved in a merger, consolidation or other business combination in which the Company is not the surviving corporation or its Common Stock is exchanged for other securities or (2) the Company and/or one or more of its subsidiaries sells or otherwise transfers assets or earning power aggregating more than 50% of the assets or earning power of the Company and its subsidiaries, taken as a whole, then each Right (other than Rights beneficially owned by the Acquiring Person and certain affiliated persons) will entitle the holder to purchase, for the Purchase Price, a number of shares of common stock of the other party to such business combination or sale (or in certain circumstances, an affiliate) having a market value of two times the Purchase Price.

At any time after any person has become an Acquiring Person, but before any person becomes the beneficial owner of 50% or more of the outstanding shares of Common Stock, the Board of Directors of the Company may exchange all or part of the Rights (other than the Rights beneficially owned by the Acquiring Person and certain affiliated persons) for shares of Common Stock at an exchange ratio of one-half of one share of Common Stock per Right.

The Board of Directors may, at its option and at any time prior to the close of business on the earlier of the (1) Stock Acquisition Date and (2) the Final Expiration Date (as defined below), redeem all, but not less than all, of the then outstanding Rights at a redemption price of $0.001 per Right, which price will be adjusted to reflect any stock split, stock dividend or similar transaction occurring after January 27, 2011. Any such redemption of the Rights by the Board of Directors may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. The Company may, at its option, pay the redemption price in cash, shares of Common Stock or any other form of consideration that the Board of Directors deems appropriate, or any combination thereof.

The Rights will expire on the close of business on January 27, 2014 (the “Final Expiration Date”), unless the Rights Agreement is earlier terminated or such date is extended or the Rights are earlier exchanged or redeemed as described above.

Prior to the time that any person becomes an Acquiring Person, the Rights Agreement may be amended in any respect. From and after the time that any person becomes an Acquiring Person, the Rights Agreement may only be amended in order to cure any ambiguity, to correct any defect or inconsistency or to make changes that do not adversely affect the interests of holders of Rights (other than an Acquiring Person and its affiliated and associated persons).

Rights holders have no rights as shareholders of the Company, including the right to vote and to receive dividends.

The Rights Agreement includes antidilution provisions designed to prevent efforts to diminish the effectiveness of the Rights.

A committee of independent directors of the Company will review and evaluate the Rights Agreement at least annually in order to consider whether the maintenance of the Rights Agreement continues to be in the best interests of the Company and its shareholders. Following each such review, the committee will communicate its conclusions to the full Board of Directors, including any recommendation in light thereof as to whether the Rights Agreement should be modified or the Rights should be redeemed.

Although the distribution of the Rights will not be taxable to shareholders or to the Company, shareholders may, depending upon the circumstances, recognize taxable income if the Rights become exercisable as set forth above. If the Rights become exercisable, holders of Common Stock should consult their own tax advisors concerning the specific tax consequences to them of acquiring, holding, exercising or disposing of the Rights.

The Rights issued pursuant to the Rights Agreement are in all respects subject to and governed by the provisions of the Rights Agreement.

Vote Required

The affirmative vote of a majority of votes cast by the shares present in person or represented by proxy at the meeting is required to ratify the Rights Agreement.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL TO RATIFY THE RIGHTS AGREEMENT.

CORPORATE GOVERNANCE

Committees of the Board of Directors

The Board currently maintains the following standing committees: Finance and Audit, Nominating and Corporate Governance, Personnel and Administrative Policy, Executive Compensation, and Executive. All committees meet as necessary to fulfill their responsibilities. The Board has directed each committee to consider matters within its areas of responsibility and to make recommendations to the full Board for action on these matters. Only the Executive Committee is empowered to act on behalf of the Board, and the specific powers of that committee may be exercised only in extraordinary circumstances.

Finance and Audit Committee

The Finance and Audit Committee is a standing audit committee established to oversee the Company’s accounting and financial reporting processes and the audit of the Company’s financial statements. Its primary functions are to monitor and evaluate corporate financial plans and performance and to assist the Board in monitoring: (1) the integrity of the financial statements of the Company; (2) the Company’s compliance with legal and regulatory requirements; (3) the independent registered public accounting firm’s qualifications and independence; (4) the performance of the Company’s internal audit function and its independent registered public accounting firm; and (5) the Company’s major risk exposures and the steps management has taken to monitor and control such exposures. Management is responsible for preparing the financial statements, and the independent registered public accounting firm is responsible for auditing those financial statements. The Finance and Audit Committee is also directly responsible for the appointment, compensation, retention, and oversight of the work of the Company’s independent registered public accounting firm and the preparation of the Finance and Audit Committee Report below. A copy of the current Finance and Audit Committee Charter adopted by the Board is available in print to any shareholder upon request and on the Company’s website at www.lubys.com. All members of the Finance and Audit Committee are independent directors as described under “Corporate Governance Guidelines—Director Independence” on page 24. The Finance and Audit Committee met ten times during the last fiscal year.

The Board determined that Gasper Mir, III and Joe C. McKinney are “audit committee financial experts” as defined in rules of the Securities and Exchange Commission adopted pursuant to the Sarbanes-Oxley Act of 2002 and are “independent” as prescribed by the listing standards of the New York Stock Exchange.

At least quarterly, Committee members have the opportunity to meet privately with representatives of the Company’s independent registered public accounting firm and with the Company’s Director of Internal Audit.

The members of the Finance and Audit Committee are: Joe C. McKinney (Chair); J.S.B. Jenkins (Vice-Chair); Arthur R. Emerson; and Gasper Mir, III.

Nominating and Corporate Governance Committee

The primary functions of the Nominating and Corporate Governance Committee are: (1) to maintain oversight of the development, structure, performance, and evaluation of the Board; (2) to seek and recommend candidates to fill vacancies on the Board; (3) to recommend appropriate Board action on renewal terms of service for incumbent members as their terms near completion; (4) to review compensation paid to non-management directors; and (5) to develop and periodically review the Company’s Corporate Governance Guidelines and recommend such changes as may be determined appropriate to the Board so as to reflect the responsibilities of the Board and the manner in which the enterprise should be governed in compliance with best practices. A copy of the current Nominating and Corporate Governance Committee Charter is available in print to any shareholder upon request and on the Company’s website at www.lubys.com. All members of the Nominating and Corporate Governance Committee are independent directors as described below. The Nominating and Corporate Governance Committee met six times during the last fiscal year.

The members of the Nominating and Corporate Governance Committee are: Gasper Mir, III (Chair); Judith B. Craven (Vice-Chair); J.S.B. Jenkins; and Joe C. McKinney.

Personnel and Administrative Policy Committee

The primary functions of the Personnel and Administrative Policy Committee are to monitor and evaluate the policies and practices of: (1) human resource management and administration; (2) management development; (3) non-executive officer compensation and benefits; (4) savings and investment plan administration; (5) marketing and public relations strategies; (6) loss prevention, quality assurance, and food safety policies and procedures; and (7) investor relations and communications on matters other than financial reporting. The Personnel and Administrative Policy Committee met four times during the last fiscal year.

The members of the Personnel and Administrative Policy Committee are: Judith B. Craven (Chair); Jill Griffin (Vice-Chair); Frank Markantonis; and Harris J. Pappas.

None of the members of the Committee is an officer or employee, or a former officer or employee, of the Company, except Harris J. Pappas. Mr. Pappas served as the Company’s Chief Operating Officer until April 2011.

Executive Compensation Committee

The Executive Compensation Committee is a standing committee of the Board of Directors, consisting of independent directors, whose primary functions are: (1) to discharge the Board’s responsibilities relating to compensation of the Company’s Named Executive Officers (as defined in “Compensation Discussion and Analysis—Summary Compensation Table”) and (2) to communicate to shareholders the Company’s ay delegate its responsibilities to a subcommittee consisting of one or more of its members. The Executive Compensation Committee Charter is available in print to any shareholder upon request and on the Company’s website at www.lubys.com. All members of the Executive Compensation Committee are independent directors as described under “Corporate Governance Guidelines—Director Independence” on page 24. The Executive Compensation Committee met four times during the last fiscal year.

For information concerning policies and procedures relating to the consideration and determination of executive compensation, including the role of the Executive Compensation Committee, see “Compensation Discussion and Analysis” beginning on page 31. For the report of the Executive Compensation Committee concerning the Compensation Discussion and Analysis, see “Executive Compensation Committee Report” on page 37.

The members of the Executive Compensation Committee are: J.S.B. Jenkins (Chair); Judith B. Craven (Vice-Chair); Jill Griffin; and Arthur Emerson.

Compensation Committee Interlocks. During the fiscal year ended August 31, 2011, none of the Company’s executive officers served on the board of directors of any entities whose directors or officers served on the Company’s Executive Compensation Committee. No current or past officer serves on the Company’s Executive Compensation Committee.

Executive Committee

The primary functions of this Committee are: (1) to facilitate action by the Board between meetings of the Board; and (2) to develop and periodically review the Company’s standing committee charters. The Executive Committee did not meet during the last fiscal year.

The members of the Executive Committee are: Gasper Mir, III (Chair); Judith B. Craven (Vice-Chair); Joe C. McKinney; J.S.B. Jenkins; Christopher J. Pappas; and Harris J. Pappas.

Nominations for Director

The Nominating and Corporate Governance Committee considers candidates for Board membership suggested by its members and other Board members, as well as management and shareholders. The Committee may retain a third-party search firm to assist it in identifying candidates. The Nominating and Corporate Governance Committee will consider director candidates whose recommendations are timely submitted by our shareholders in accordance with the notice provisions discussed below under “Shareholder Proposals for 2013 Annual Meeting.”

Once the Nominating and Corporate Governance Committee has identified a prospective nominee, the Committee makes an initial determination as to whether to conduct a full evaluation of the candidate. The initial determination is based on the information provided to the Committee with the recommendation of the prospective candidate, as well as the Committee’s own knowledge of the prospective candidate, which may be supplemented by inquiries of the person making the recommendation or others. The preliminary determination is based primarily on the need for additional Board members to fill vacancies or expand the size of the Board and the likelihood that the prospective nominee can satisfy the evaluation factors described below.

If the Committee determines, in consultation with the Board, as appropriate, that additional consideration is warranted, it may request a third-party search firm to gather additional information about the prospective nominee’s background and experience and report its findings to the Committee. The Committee then evaluates the prospective nominee against the standards and qualifications set out in the Company’s Corporate Governance Guidelines and the charter of the Nominating and Corporate Governance Committee, including:

•	a candidate’s expertise and experience;

•	independence (as defined by applicable New York Stock Exchange and Securities and Exchange Commission rules);

•	financial literacy and understanding of business strategy, business environment, corporate governance, and board operation knowledge;

•	commitment to the Company’s core values;

•	skills, expertise, independence of mind, and integrity;

•	relationships with the Company;

•	service on the boards of directors of other companies;

•	openness, ability to work as part of a team and willingness to commit the required time; and

•	familiarity with the Company and its industry.

The Nominating and Corporate Governance Committee also considers the diversity of, and the optimal enhancement of the current mix of talent and experience on, the Board and other factors as it deems relevant, including the current composition of the Board, the balance of management and independent directors, and the need for Finance and Audit Committee expertise. While no formal diversity policy exists, diversity is considered as one factor of many in evaluating prospective nominees, and the Committee believes that its evaluation of diversity as a factor in evaluating prospective nominees is effective.

In connection with its evaluation, the Committee determines whether to interview the prospective nominee; in addition, if warranted, one or more members of the Committee, and others as appropriate, may interview prospective nominees in person. After completing this evaluation and interview, the Committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the Committee.

The Company did not pay any third party a fee to assist in the process of identifying or evaluating nominees for election at the Annual Meeting.

CORPORATE GOVERNANCE GUIDELINES

The Company maintains Corporate Governance Guidelines evidencing the views of the Company on such matters as the role and responsibilities of the Board, composition of the Board, Board leadership, functioning of the Board, functioning of committees of the Board, and other matters. These guidelines are reviewed annually and modified when deemed appropriate by the Board. The current version of the Company’s Corporate Governance Guidelines are available in print to any shareholder upon request and can be found on the Company’s website at www.lubys.com.

Director Independence

The Board has evaluated the independence of the members of the Board under the Luby’s Director Independence Test. In conducting this evaluation, the Board considered transactions and relationships between each director or his or her immediate family and the Company to determine whether any such transactions or relationships were material and, therefore, inconsistent with a determination that each such director is independent. Based upon that evaluation, the Board determined that the following directors have no material relationship with us and, thus, are independent:

Judith B. Craven

Arthur R. Emerson

Jill Griffin

J.S.B. Jenkins

Joe C. McKinney

Gasper Mir, III

The Board also has determined that each member of the Finance and Audit Committee, the Nominating and Corporate Governance Committee, and the Executive Compensation Committee meets the independence requirements applicable to those committees prescribed by the New York Stock Exchange, the Securities and Exchange Commission, and the Internal Revenue Service. The Luby’s Director Independence Test is available in print to any shareholder upon request and on the Company’s website at www.lubys.com.

Resignation of Directors

Any director may resign at any time by giving notice in writing or by electronic transmission to the Board of Directors or the Secretary of the Company.

Executive Session Meetings of Non-Management Directors

Non-management directors regularly meet in executive sessions, without the presence of management directors or executive officers of Luby’s.

Board Leadership Structure and Presiding Director

Currently, the offices of Chairman and Chief Executive Officer are separate. Corporate policy allows for the separation of these offices to preserve flexibility for the Board regarding the selection of Chairman and Chief Executive Officer and the independence of these positions, although it is not mandated.

The Chairman of the Board of Directors currently presides over the executive sessions of non-management directors. If the offices of Chief Executive Officer and Chairman are not separate or, for any other reason, the Chairman is not independent, the independent directors will elect one of the independent directors to preside over the executive sessions of non-management directors.

Board Member Meeting Attendance

Directors are expected to attend Board meetings and meetings of the Committees on which they serve, to spend the time needed, and to meet as frequently as necessary to properly discharge their responsibilities. During the fiscal year ended August 31, 2011, the Board of Directors held six meetings. Each Director attended at least 80% percent of the meetings of the Board of Directors and Committees on which he or she served. Eight of the Company’s nine Directors attended the 2011 Annual Meeting of Shareholders, and the Company expects that all continuing members of the Board will be present at the Annual Meeting.

The Board of Directors’ Role in Risk Oversight

The Board of Directors considers the effective oversight of risk important to running a successful business and in fulfilling its fiduciary responsibilities to the Company and its stockholders. In addition to the Chief Executive Officer, General Counsel, Vice President of Risk Management, and other members of our senior leadership team who are responsible for the day-to-day management of risk, the Board of Directors is responsible for ensuring that an appropriate culture of risk management exists within the Company and for overseeing its risk profile and assisting management in addressing specific risks, such as operational risks, strategic and competitive risks, financial risks, brand and reputation risks, and legal and regulatory risks.

Strategic, operational, and competitive risks, as well as the steps management has taken or will take to mitigate these risks, are presented, reviewed, and discussed at regular meetings of the Board and its committees. Additionally, at each quarterly meeting, or more often as necessary, the General Counsel presents to the Board an update on material legal and regulatory matters.

The Nominating and Corporate Governance Committee is responsible for reviewing our Enterprise Risk Management, or ERM, framework and programs, as well as the framework by which management discusses our risk profile and risk exposures with the full board and its committees.

The Finance and Audit Committee meets regularly with our Chief Financial Officer, Internal Auditor, independent auditor, General Counsel, and other members of senior management to discuss our major financial risk exposures, financial reporting, internal controls, credit and liquidity risk, compliance risk, key operational risks, and ERM framework and programs.

The Executive Compensation Committee and Personnel and Administrative Policy Committee are responsible for overseeing human capital and compensation risks, including evaluating and assessing risks arising from our compensation policies and practices for all employees and ensuring executive compensation is aligned with performance. They are also charged with monitoring our incentive and equity-based compensation plans, including employee pension and benefit plans.

The Nominating and Corporate Governance Committee oversees risks related to our overall corporate governance, including board and committee composition, board size and structure, director independence, and our corporate governance profile and ratings. The Committee also is actively engaged in overseeing risks associated with succession planning for the board and management.

Code of Conduct and Ethics for All Directors, Officers, and Employees

The Board has adopted a Policy Guide on Standards of Conduct and Ethics, which is applicable to all directors, officers, and employees. The intent of the Policy Guide on Standards of Conduct and Ethics is to promote observance of fundamental principles of honesty, loyalty, fairness, and forthrightness and adherence to the letter and spirit of the law. Waivers of any part of the Policy Guide on Standards of Conduct and Ethics for any director or executive officer are permitted only by a vote of the Board or a designated Board committee that will ascertain whether a waiver is appropriate under all the circumstances. The Company intends to disclose any waivers of the Policy Guide on Standards of Conduct and Ethics granted to directors and executive officers in print to any shareholder upon request and on the Company’s website at www.lubys.com.

Copies of the Policy Guide on Standards of Conduct and Ethics are available in print to shareholders upon request or on the Company’s website at www.lubys.com.

Code of Ethics for the Chief Executive Officer and Senior Financial Officers

The Board has adopted a Supplemental Standards of Conduct and Ethics that apply to the Company’s Chief Executive Officer, Chief Financial Officer, Controller, and all senior financial officers (“Senior Officers’ Code”). The Senior Officers’ Code is designed to deter wrongdoing and to promote:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•

full, fair, accurate, timely, and understandable disclosure in reports and documents that the Company files with, or submits to, the Securities and Exchange Commission and in other public communications made by the Company;

•	compliance with governmental laws, rules, and regulations;

•	the prompt internal reporting to an appropriate person or persons identified in the Senior Officers’ Code of violations of the Senior Officers’ Code; and

•	accountability for adherence to the Senior Officers’ Code.

Waivers of the Senior Officers’ Code for the Chief Executive Officer, Chief Financial Officer, and the Controller are permitted only by a vote of the Board or a designated Board committee that will ascertain whether a waiver is appropriate under all the circumstances. The Company intends to disclose any waivers of the Senior Officers’ Code granted to the Chief Executive Officer, Chief Financial Officer, or the Controller on the Company’s website at www.lubys.com and in print to any shareholder upon request.

Copies of the Senior Officers’ Code are available in print to shareholders upon request or on the Company’s website at www.lubys.com.

Receipt and Retention of Complaints Regarding Accounting and Auditing Matters

To facilitate the reporting of questionable accounting, internal accounting controls, or auditing matters, the Company has established an anonymous reporting hotline through which employees can submit complaints on a confidential and anonymous basis. Any concerns regarding accounting, internal accounting controls, auditing, or other disclosure matters reported on the hotline are reported to the Chairman of the Finance and Audit Committee. These reports are confidential and anonymous. Procedures are in place to investigate all reports received by the hotline relating to questionable accounting, internal accounting controls, or auditing matters and to take any corrective action, if necessary. The Finance and Audit Committee is notified of these reports at every quarterly Committee meeting, or sooner if necessary.

Any person who has concerns regarding accounting, internal accounting controls, or auditing matters may address them to the attention of Chairman, Finance and Audit Committee, Luby’s, Inc., 13111 Northwest Freeway, Suite 600, Houston, Texas 77040.

Nonretaliation for Reporting

The Company’s policies prohibit retaliation against any director, officer, or employee for any report made in good faith. However, if the reporting individual was involved in improper activity, the individual may be appropriately disciplined even if he or she was the one who disclosed the matter to the Company. In these circumstances, the Company may consider the conduct of the reporting individual in promptly reporting the information as a mitigating factor in any disciplinary decision.

Shareholder Communications to the Board of Directors

Shareholders and other parties interested in communicating directly with the Chairman of the Board, the non-management directors as a group or the Board itself regarding the Company may do so by writing to the Chairman of the Board, in care of the Corporate Secretary at Luby’s, Inc., 13111 Northwest Freeway, Suite 600, Houston, Texas 77040.

The Board has approved a process for handling letters received by the Company and addressed to non-management members of the Board. Under that process, the Company’s Corporate Secretary reviews all such correspondence that, in the opinion of the Corporate Secretary, deals with the function of the Board or committees thereof or that the Corporate Secretary otherwise determines requires the Board’s attention. Directors may at any time request copies of all correspondence received by the Company that is addressed to members of the Board. Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Company’s internal audit department and handled in accordance with procedures that the Finance and Audit Committee has established with respect to such matters.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, executive officers, and any persons beneficially owning more than ten percent of the Company’s common stock to report their initial ownership of the Company’s common stock and any subsequent changes in that ownership to the Securities and Exchange Commission and the New York Stock Exchange, and to provide copies of such reports to the Company. Based upon the Company’s review of copies of such reports received by the Company and written representations of its directors and executive officers, the Company believes that during the fiscal year ended August 31, 2011, all Section 16(a) filing requirements were satisfied on a timely basis.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Related Person Transactions

On July 23, 2002, the Company entered into an Indemnification Agreement with each member of the Board under which the Company obligated itself to indemnify each director to the fullest extent permitted by applicable law so that he or she will continue to serve the Company free from undue concern regarding liabilities. The Company has also entered into an Indemnification Agreement with each person becoming a member of the Board of Directors since July 23, 2002. The Board has determined that uncertainties relating to liability insurance and indemnification have made it advisable to provide directors with assurance that liability protection will be available in the future.

The Company obtains certain goods and/or services from entities owned or controlled by Christopher J. Pappas, President and Chief Executive Officer of the Company, and Harris J. Pappas, a member of the Board of Directors of the Company (the “Pappas Entities”), pursuant to the terms of a Master Sales Agreement, dated December 9, 2005. Under the terms of the Master Sales Agreement, the Pappas Entities may provide specialized (customized) equipment fabrication and basic equipment maintenance, including stainless steel stoves, shelving, rolling carts, and chef tables. During the 2011 fiscal year, the Pappas Entities provided goods to the Company under the Master Sales Agreement in the amount of approximately $27,000. Consistent with past practices, the Finance and Audit Committee, consisting entirely of independent directors, reviewed on a quarterly basis all applicable amounts related to the Master Sales Agreement.

The Company anticipates that payments to the Pappas Entities under the Master Sales Agreement during the current fiscal year will be primarily for goods purchased pursuant to the terms of the Master Sales Agreement. In the opinion of the Finance and Audit Committee, the fees paid by the Company for such goods and/or services are primarily at or below what the Company would pay for comparable goods and/or services (if available) from a party unaffiliated with the Company.

In the third quarter of fiscal year 2004, Messrs. Pappas became partners in a limited partnership which purchased a retail strip center in Houston, Texas. Messrs. Pappas collectively own a 50% limited partner interest and a 50% general partner interest in the limited partnership. An independent third party company manages the center. One of the Company’s restaurants has rented approximately 7% of the space in that center since July 1969. No changes were made to the Company’s lease terms as a result of the transfer of ownership of the center to the new partnership. On November 22, 2006, due to the approaching expiration of the previous lease, the Company executed a new lease agreement with respect to this property, which provides, effective upon the Company’s relocation and occupancy into the new space in July 2008, for a primary term of approximately 12 years with two subsequent five-year options. The new lease also gives the landlord an option to buy out the tenant on or after the calendar year 2015 by paying the then unamortized cost of improvements to the tenant. The Company will owe, under the lease, $20.00 per square foot plus maintenance, taxes, and insurance for each of the calendar years 2010, 2011, 2012, and 2013. Thereafter, the lease provides for reasonable increases in rent at set intervals. The new lease agreement was approved by the Finance and Audit Committee. The Company made payments of $326,000 during fiscal year 2011, and $51,000 from August 31, 2011 to November 15, 2011, under the current lease agreement.

On July 26, 2010, the Company entered into the Second Amendment to its Credit Agreement dated as of November 9, 2009 among the Company, the lenders from time to time thereto, Wells Fargo Bank, National Association, as administrative agent, and Amegy Bank National Association, as syndication agent (the “Credit Agreement”), which, among other things, increased the aggregate amount of the lenders’ commitments under the Credit Agreement from $20.0 million to $53.0 million. As required by the Second Amendment, each of Christopher J. Pappas, President and Chief Executive Officer, and Harris J. Pappas, a member of the Board of Directors, guaranteed the payment of up to $13.0 million of the Company’s indebtedness under the Credit Agreement. The maximum amount of this guaranty was reduced to $9.5 million on February 28, 2011 and further reduced to $6.0 million on May 31, 2011 and finally reduced to zero as of August 25, 2011.

Policies and Procedures Regarding Related Person Transactions

The Board has adopted a written Related Person Transaction Approval Policy, which requires the Finance and Audit Committee to review each related person transaction (as defined below) and determine whether it will approve or ratify that transaction.

For purposes of the policy, a “related person transaction” is any transaction, arrangement, or relationship where the Company is a participant, the Related Person (defined below) had, has, or will have a direct or indirect material interest and the aggregate amount involved is expected to exceed $120,000 in any calendar year. “Related Person” includes: (a) any person who is or was (at any time during the last fiscal year) an executive officer, director or nominee for election as a director; (b) any person or group who is a beneficial owner of more than 5% of the Company’s voting securities; (c) any immediate family member of a person described in provisions (a) or (b) of this sentence; or (d) any entity in which any of the foregoing persons is employed, is a partner or has a greater than 5% beneficial ownership interest.

In determining whether a related person transaction will be approved or ratified, the Finance and Audit Committee may consider factors such as: (a) the extent of the Related Person’s interest in the transaction; (b) the availability of other sources of comparable products or services; (c) whether the terms are competitive with terms generally available in similar transactions with persons that are not Related Persons; (d) the benefit to the Company; and (e) the aggregate value of the transaction.

EXECUTIVE OFFICERS

Certain information is set forth below concerning the executive officers of the Company, each of whom has been elected to serve until his successor is duly elected and qualified:

Name	Served as Officer Since	Positions with Company and Principal Occupation Last Five Years	Age
Christopher J. Pappas	2001	President and CEO (since March 2001); CEO of Pappas Restaurants, Inc.	64

Peter Tropoli	2001	Chief Operating Officer (since April 2011); Senior Vice President-Administration and General Counsel (March 2001 to April 2011); Secretary (January 2006 to April 2011).	39

K. Scott Gray	2007	Senior Vice President and CFO (since April 2007) and Vice President of Finance (October 2005 to April 2007).	42

COMPENSATION DISCUSSION AND ANALYSIS

In our Compensation Discussion and Analysis, we:

•	describe our goals for compensating our Named Executive Officers;

•

describe how we designed our compensation program and explain how executive compensation decisions reflect both the Company’s business performance and the individual performance goals for each of our Named Executive Officers; and

•	explain the tables and other disclosures that follow.

Our “Named Executive Officers” are identified in the Summary Compensation Table on page 38.

EXECUTIVE SUMMARY

This section highlights key actions taken by Luby’s Executive Compensation Committee to further align the interests of our Named Executive Officers with those of our shareholders and improve our pay for performance position.

The Company’s executive compensation program (“program”) is designed to enable the Company to execute its business objectives by attracting, retaining, and motivating the highest quality of management talent. The program serves to incent and reward executive performance, with the objective of enhancing shareholder value over the long term and encouraging long-term retention of executives. The program consists of three main components: (1) base salary; (2) a potential performance-based annual cash incentive payment; and (3) a potential performance-based equity incentive compensation award, the value of which is tied to an annual pre-budgeted EBITDA number, and which is subject to vesting schedules requiring continued service with the Company. The program does not include any pension benefits.

The Executive Compensation Committee (the “Committee”) annually evaluates the effectiveness of the program in meeting its objectives and in light of the Company’s performance for the prior fiscal year, competitive compensation data, evaluation of each executive’s contribution to the Company’s performance, each executive’s experience, responsibilities, management abilities, and other individual criteria. The Committee annually advises the Board on executive compensation and approves the compensation for executive officers.

The Fiscal year 2011 business plan centered around two goals: (1) quickly integrating and improving the facilities and processes of Fuddruckers restaurants to maximize the return on investment; and (2) continuing to focus on initiatives to attract customers into our restaurants. The Company faced a number of challenges during fiscal year 2011, including: rising commodity costs, the macro-economic environment, and integrating the Fuddruckers system into the Company’s operations.

Despite these challenges, executives led the Company to numerous achievements during fiscal year 2011, including:

•	Achieving profitability and meeting certain annual pre-budgeted goals;

•	Increasing same store sales by 2.5%;

•	Successfully integrating the Fuddruckers system with its 58 company-owned stores and its franchise network;

•	Establishing a firm foundation to grow the Fuddruckers concept with new processes and procedures, an enhanced look and feel to our restaurants, and new menu items;

•	Making the Company’s Culinary Contract Services division one of the leading operators in its trade area;

•	Paying down almost $30.0 million of debt since the Fuddruckers acquisition in July 2010; and

•	Completing an amendment to our $50.0 million credit facility that extended the maturity date to September 2014, thereby giving the Company increased financial flexibility.

Summary of 2011 Compensation Activity

In recognition of these various achievements during fiscal year 2011 and in accordance with the objectives outlined below, the Company’s executive officers received short-term incentive compensation in the form of modest bonuses and long-term incentive compensation in the form of stock options and restricted stock. Base salaries of the Company’s executive officers were set in light of the above achievements in consultation with a third-party compensation consultant, Towers Watson.

Executive Officer Succession

Also in fiscal year 2011, Peter Tropoli was appointed as the Company’s Chief Operating Officer, replacing Harris J. Pappas, who retired after serving as the Company’s Chief Operating Officer since March 2001. Mr. Pappas remains an active member of the Company’s Board of Directors. In connection with his appointment as Chief Operating Officer, Mr. Tropoli’s annual base salary was increased to $320,000.

EXECUTIVE COMPENSATION OVERVIEW

The program is designed to enable the Company to execute its business objectives by attracting, retaining, and motivating the highest quality of management talent. The program serves to incent and reward executive performance, with the objective of enhancing shareholder value over the long term and encouraging long-term retention of executives. As such, each element of compensation is an integral part of achieving this purpose. In addition, the Company strives to remain competitive by balancing all elements of compensation.

The Committee annually evaluates the effectiveness of the Company’s executive compensation program in meeting its objectives. The Committee annually advises the Board on the compensation to be paid to the Company’s executive officers and approves the compensation for executive officers. The Committee evaluates compensation with reference to the Company’s performance for the prior fiscal year, competitive compensation data, evaluation of each executive’s contribution to the Company’s performance, each executive’s experience, responsibilities, management abilities, and other individual criteria it deems appropriate.

The Company’s executive compensation program currently consists of three main components:

•	base salary;

•	a potential performance-based annual cash incentive payment; and

•

a potential performance-based equity incentive compensation award, the value of which is tied to an annual pre-budgeted EBITDA number, and which is subject to vesting schedules requiring continued service with the Company.

The Company’s executive compensation program does not include any pension benefits. None of the Named Executive Officers participates in any retirement or defined benefit plan maintained by the Company. The Company has no compensation agreements or benefits which provide for tax gross-ups. Further, executives do not receive perquisites and other personal benefits which exceed $10,000 in the aggregate for any executive officer in any fiscal year.

The Company currently has no salary continuation agreement, or change in control agreements having similar effect, with any employee of the Company other than the employment agreement with Christopher J. Pappas as described under “—Employment Agreement” below.

Base Salaries

The Company seeks to compensate executives for their performance throughout the year with annual base salaries that are fair and competitive while being consistent with the Company’s position in the foodservice industry.

Base salaries are reviewed annually or biannually by the Committee to ensure continuing consistency with the industry and the Company’s level of performance during the previous fiscal year. A third-party consultant, Towers Watson, provided benchmark information, through the use of peer and general industry data, which was used as a reference to assist the Committee. See “—Benchmarking and Use of Third-Party Compensation Consultant” beginning on page 35.

Any increase in an executive officer’s base salary is intended to reflect the Company’s financial performance, individual performance, market conditions, and/or potential changes in the officer’s duties and responsibilities.

The salary of the Chief Executive Officer is fixed according to his employment agreement, leaving only his short- and long-term performance-based incentive compensation to be determined by the Board. See “—Employment Agreement” and “—Compensation of Chief Executive Officer” beginning on page 36. Members of the Committee, along with members of the Finance and Audit Committee, were involved in advising the Board on the appropriateness and reasonableness of the compensation package for the Chief Executive Officer. On September 2, 2010, his employment agreement was amended to return the fixed annual base salary back to $400,000 from $250,000.

Future adjustments to base salaries and salary ranges will reflect average movement in the competitive market and peers as well as individual performance.

Non-Equity Incentive Compensation and Bonus

The Company’s annual incentive compensation is designed to be a balanced set of measures which blend Company-wide financial measures, process-improvement measures, and Company and individual business objectives. Corporate and individual performance objectives are established near the beginning of each fiscal year and monitored throughout the fiscal year. If earned, the annual incentive compensation paid to each executive in the form of a cash payment will vary according to the Company’s overall performance.

As in prior years, a third-party consultant provided benchmark information through the use of peer and general industry data, which was used as a reference to assist the Committee. See “—Benchmarking and Use of Third-Party Compensation Consultant” beginning on page 35.

The Committee has the ultimate discretion with regard to annual incentive compensation. The Committee retains full discretion to grant an additional discretionary cash bonus at fiscal year-end and may decide to award or withhold an incentive compensation award for an individual based upon overall Company performance or upon each participant’s individual performance during the year.

The Committee believes that same-store sales and earnings before interest, taxes, depreciation and amortization (“EBITDA”) are important financial measures of executive performance. The two measures, taken together, allow for a reasonably accurate measure of executive performance relative to past periods, while minimizing the impact of non-operating factors, such as macroeconomic trends and acquisition integration. Accordingly, annual incentive compensation for the Chief Executive Officer and the Chief Operating Officer is determined with particular emphasis placed upon:

•	The Company’s performance relative to pre-determined goals for each of the Company’s business lines that are based on same-store sales (50%) and

•	EBITDA (50%).

The annual incentive compensation for all other Named Executive Officers is determined by the Company’s performance relative to pre-determined goals that are based on:

•	Same-store sales (25%) and

•	EBITDA (75%).

Further, the Committee considers individual executive performance factors relative to each executive’s functions and area of responsibility. Such factors may include, without limitation: achievement of operational and management goals, revenue, profitability, ROI, cost controls, and enhancement of shareholder’s value.

Long-Term Incentive Compensation

Long-term incentive compensation in the form of equity grants of the Company’s common stock, such as incentive stock option grants and grants of restricted stock, are used to (1) incent performance that leads to enhanced shareholder value, (2) encourage retention, and (3) closely align the executive’s interests with shareholders’ long-term interests. These grants are based:

•	50% on performance relative to pre-determined goals and

•	50% according to the discretion of the Committee to reasonably achieve the goals stated above.

The expected present value of these incentives is calculated using the binomial pricing method. The size of stock option and restricted stock grants is determined relative to the Company’s size and its market, scope and responsibility of the individual, individual performance, share usage under the plan, employee qualifications and position, as well as peer and general industry data.

As in prior years, a third-party consultant provided benchmark information through the use of peer and general industry data, which was used as a reference to assist the Committee. See “—Benchmarking and Use of Third-Party Compensation Consultant” beginning on page 35.

The Committee administers the Company’s stock option, ownership, and any other equity-based compensation plans to the Named Executive Officers.

The Committee typically considers the grants of incentive stock options to eligible executive officers and other officers on an annual basis. If earned, such long-term incentive equity compensation will vary according to the Company’s overall performance.

These grants are based primarily on the Company’s achievement of its business plan objectives, consisting of sales and EBITDA objectives at 90%, 100%, and 110% thresholds, and typically are granted typically on an annual basis following the disclosure of year-end results. The following chart summarizes this process:

Company achievement of budgeted target	Payout to executives based on predetermined long-term incentive levels
Less than 90% of target	No payout of LTI
Greater than or equal to 90% of target	50% payout of LTI
Greater than or equal to 100% of target	100% payout of LTI
Greater than or equal to 110% of target	150% payout of LTI

The dollar value of any long-term incentive equity compensation awards is typically divided between restricted stock and stock options. The restricted stock component cliff vests three years from the date of grant.

The stock option grants are at market value on the date of grant, typically vest at a rate of 25% on each anniversary following the grant date, and typically expire between six and ten years from their grant date.

The stock option grants provide compensation to the optionee only to the extent the market price of the stock increases between the date of grant and the date the option is exercised. Stock options and restricted stock are intended to provide long-term compensation tied specifically to increases in the price of the Company’s common stock.

All grants require Board approval and are typically presented at the first regularly scheduled Board meeting following the disclosure of year-end results. Neither the Company nor the Committee has a program, plan, or practice to time option grants to its executives in coordination with the release of material nonpublic information. Any stock option grants made to non-executive employees typically occur concurrently with grants to Named Executive Officers.

Benchmarking and Use of Third-Party Compensation Consultant

The Company engaged a third-party compensation consultant, Towers Watson, to provide an assessment of the Company’s compensation structure for all of its officer positions and to evaluate their compensation relative to the marketplace. Towers Watson relied on its own annual incentive plan design surveys, its experience with general industry companies with annual revenues similar to that of the Company, and research from the proxy statements of companies considered peers of the Company. Towers Watson also developed marketplace base salary, target annual incentive opportunity, target total annual compensation, actual total annual compensation, long term incentive award level, target total direct compensation, and actual total direct compensation rates at the 25th, 50th, and 75th percentiles which were used as a reference to assist the Committee in designing and maintaining the Company’s compensation programs. Towers Watson reviewed all methods of compensation and compared the Company’s levels and method of compensation to a selected peer group. Target total direct compensation—base salary plus target non-equity incentive compensation and bonus plus long-term incentives—under the program was below the 25th percentile of the peer group data.

For 2011, Towers Watson utilized a peer group consisting of the following companies that it determined were comparable to the Company based on revenue and market capitalization:

•	West Marine, Inc.

•	Sonic Corp.

•	Denny’s Corporation

•	Marinemax, Inc.

•	Books-A-Million, Inc.

•	Build-A-Bear Workshop, Inc.

•	Benihana, Inc.

•	Morton’s Restaurant Group, Inc.

•	Frisch’s Restaurant Group, Inc.

•	Famous Dave’s of America, Inc.

•	J. Alexander’s Corp.

Role of Executive Officers

Of the Named Executive Officers, only the Chief Executive Officer has a role in determining executive compensation policies and programs. Within the parameters of the compensation policies established by the Committee, the Chief Executive Officer makes preliminary recommendations for base salary adjustments and short-term and long-term incentive levels for the other Named Executive Officers. The Chief Executive Officer may base his recommendation on a variety of factors such as his appraisal of the officer’s performance and contribution to the Company and on market data.

Stock Ownership Guidelines

The Board of Directors has adopted guidelines for ownership of the Company’s common stock by executives and directors to help demonstrate the alignment of the interests of the Company’s executives and directors with the interests of its shareholders. The amount of stock that a particular executive or director is required to hold is determined relative such person’s position with the Company. The guidelines provide that executives and directors are expected to attain the following levels of stock ownership within five years of their election to the specified director or officer position:

Position	Share Ownership
Chief Executive Officer, President	4 times annual base salary
Chief Operating Officer	2 times annual base salary
Senior Vice President	2 times annual base salary
Vice President	Equal to annual base salary
Nonemployee Director	Shares with a market value of at least $100,000

Phantom stock and stock equivalents in the nonemployee director deferred compensation plan are considered common stock for purposes of the guidelines, as they are essentially awarded in lieu of cash compensation for Board services.

Employment Agreement

The Company is a party to an employment agreement with Christopher J. Pappas, the Company’s President and Chief Executive Officer. This agreement was filed on November 14, 2005 with the Securities and Exchange Commission as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2005. The agreement, as amended, expires in August 2012, and currently provides for a fixed base annual salary of $400,000, plus potential bonus compensation in an amount that the independent Board of Directors of the Company or an authorized Committee, shall determine, solely based upon the Company’s performance relative to Board-approved goals relating to the Company’s achievement of same-store sales (50%) and EBITDA (50%) targets. Please read “—Compensation of Chief Executive Officer” beginning on page 37 for more information regarding Mr. Pappas’ employment agreement.

The employment agreement, as amended, provides that Mr. Pappas will be entitled to receive all of his compensation and benefits under the contract on August 29, 2012, if either (1) the Company terminates his employment without cause, as defined in the agreements or (2) he terminates his employment for good reason, as defined in the agreement. For more information regarding potential payments under the employment agreement, please read “—Potential Payments upon Termination or Change in Control” beginning on page 41.

The Company does not have any agreements with any of its other officers, directors, or employees containing provisions governing the compensation and benefits that may be paid to any such person upon termination of employment or a change in control of the Company.

Compensation of Chief Executive Officer

Christopher J. Pappas has a base salary fixed according to his employment agreement with the Company. Under his current employment agreement, as amended on April 20, 2011, which expires in August 2012, the annual base salary in fiscal year 2012 for Mr. Pappas is $400,000. Mr. Pappas is eligible to receive potential annual cash bonuses and long-term equity incentives under his employment agreement in an amount that the independent Board of Directors of the Company or an authorized Committee, shall determine, solely based upon the Company’s performance relative to Board-approved goals relating to the Company’s achievement of its goals for same-store sales (50%) and EBITDA (50%). For more discussion regarding annual cash bonuses and long-term equity incentives, please read “—Non-Equity Incentive Compensation and Bonus” and “—Long-Term Incentive Compensation” beginning on page 33.

Compensation and the Company’s Risk Management

The Company believes that our compensation policies and practices for our employees are appropriately structured and encourage decision making that could expose the Company to unreasonable risks of material adverse consequences. Furthermore, the Company employs a number of safeguards with respect to the compensation policies and practices which mitigate excessive risk-taking by our employees. These safeguards include: benchmarking compensation to market levels; focusing on long-term shareholder value creation; tying long-term incentive grants to objectives; issuing equity awards that vest over multi-year time horizons; and maintaining stock ownership guidelines for our officers.

Section 162(m) of the Internal Revenue Code

Section 162(m) of the Internal Revenue Code generally disallows a public company’s tax deduction for compensation to the chief executive officer and the four other most highly compensated executive officers in excess of $1 million in any calendar year. Compensation that qualifies as “performance based compensation” (as defined for purposes of Section 162(m)) is excluded from the $1 million limitation, and therefore remains fully deductible by the company that pays it. Options granted under the Company’s long-term incentive plan have been structured to qualify as performance-based and thus would not be subject to this deduction limitation. While the Committee will seek to utilize deductible forms of compensation to the extent practicable, it does not believe that compensation decisions should be made solely to maintain the deductibility of compensation for federal income tax purposes. Although none of the Named Executive Officers reached the deduction limitation in fiscal year 2011, the Committee plans to continue to evaluate the Company’s salary, bonus, and stock option programs to determine the advisability of future compliance with Section 162(m).

EXECUTIVE COMPENSATION COMMITTEE REPORT

The Executive Compensation Committee reviewed and discussed the Company’s Compensation Discussion and Analysis with the Company’s management. Based on this review and discussion, the Executive Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2011.

Executive Compensation Committee

J.S.B. Jenkins (Chair)

Judith B. Craven (Vice-Chair)

Jill Griffin

Arthur Emerson

COMPENSATION TABLES AND INFORMATION

Summary Compensation Table

The table below contains information concerning annual and long-term compensation of the current Chief Executive Officer, all persons who served as Chief Executive Officer of the Company during the last fiscal year, the current Chief Financial Officer, the next most highly compensated individuals, as specified in Item 402 of regulation S-K, who made in excess of $100,000 in total compensation and were serving as executive officers at the end of the last completed fiscal year or who would otherwise have been required to be included in the table but for the fact that they were not serving as an executive officer of the Company at the end of the last completed fiscal year (the “Named Executive Officers”), for services rendered in all capacities for the fiscal year ended August 31, 2011.

Name and Principal Position	Fiscal Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Compensation	Change in pension value and nonqualified deferred compen- sation earnings	All Other Compensation (1)	Total
Christopher J. Pappas	2011	$409,666	$0	$47,303	$43,663	$0	$0	$0	$500,632
President and Chief Executive Officer	2010	287,500	0	0	82,877	0	0	0	370,377
	2009	400,000	0	0	151,641	0	0	0	551,641

K. Scott Gray	2011	245,580	50,000	28,378	26,199	0	0	0	350,157
Senior Vice President and Chief Financial Officer	2010	235,826	0	0	49,726	0	0	0	285,552
	2009	236,176	52,600	0	63,786	0	0	0	352,562

Peter Tropoli (3)	2011	286,840	55,000	34,001	31,474	0	0	0	407,315
Chief Operating Officer	2010	251,483	0	0	49,726	0	0	0	301,209
	2009	251,287	55,000	0	63,786	0	0	0	370,073

Harris J. Pappas (2)	2011	271,322	0	57,335	43,663	0	0	0	372,320
Chief Operating Officer	2010	287,627	0	0	82,877	0	0	0	370,504
	2009	400,374	0	0	151,641	0	0	0	552,015

(1)	Perquisites and other personal benefits that did not exceed $10,000 in the aggregate for any Named Executive Officer have been excluded.
(2)	Mr. Pappas was the Company’s Chief Operating Officer until April 26, 2011. He currently serves as a member of the Company’s Board of Directors.
(3)

Mr. Tropoli became the Company’s Chief Operating Officer on April 26, 2011. He had served as the Company’s Senior Vice President—Administration, General Counsel from March 2001 until April 2011 and Secretary from January 2006 until April 2011.

The following table summarizes grants of plan-based awards made to each of the Named Executive Officers during the Company’s last fiscal year.

Grants of Plan-Based Awards

	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (1)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Stock Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant date fair value stock and awards ($)
Name		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Christopher J. Pappas	11/18/10	N/A	N/A	N/A	N/A	N/A	N/A	8,776	—	$5.39	$47,303
	11/18/10	N/A	N/A	N/A	N/A	N/A	N/A	—	17,551	2.49	43,663

K. Scott Gray	11/18/10	N/A	N/A	N/A	N/A	N/A	N/A	5,265	—	5.39	28,378
	11/18/10	N/A	N/A	N/A	N/A	N/A	N/A	—	10,531	2.49	26,199

Peter Tropoli	11/18/10	N/A	N/A	N/A	N/A	N/A	N/A	5,265	—	5.39	28,378
	11/18/10	N/A	N/A	N/A	N/A	N/A	N/A	—	10,531	2.49	26,199
	4/20/11	N/A	N/A	N/A	N/A	N/A	N/A	1,053	—	5.34	5,623
	4/20/11	N/A	N/A	N/A	N/A	N/A	N/A	—	2,104	2.51	5,275

Harris J. Pappas	11/18/10	N/A	N/A	N/A	N/A	N/A	N/A	8,776	—	5.39	47,303
	11/18/10	N/A	N/A	N/A	N/A	N/A	N/A	—	17,551	2.49	43,663
	8/2/11	N/A	N/A	N/A	N/A	N/A	N/A	2,205	—	4.55	10,033

(1)	The Plan does not contemplate Threshold, Target, or Maximum Payouts. Please see “Compensation Discussion and Analysis—Long-Term Incentive Compensation,” above, for further discussion.

The following table provides information regarding outstanding equity awards at fiscal year-end for each of the Named Executive Officers.

Outstanding Equity Awards at Fiscal Year End

	Option Awards (1)								Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Christopher J. Pappas	65,500	N/A		N/A	12.92	11/7/2011	N/A		N/A	N/A	N/A
	86,089	N/A		N/A	10.18	10/18/2012	N/A		N/A	N/A	N/A
	15,750	47,250	(2)	N/A	5.27	12/8/2018	N/A		N/A	N/A	N/A
	12,500	37,500	(3)	N/A	3.44	11/19/2019	N/A		N/A	N/A	N/A
	N/A	17,551	(4)	N/A	5.39	11/18/2020	N/A		N/A	N/A	N/A
	N/A	N/A		N/A	N/A	N/A	8,776	(7)	39,931	N/A	N/A

K. Scott Gray	8,400	N/A		N/A	12.30	11/14/2011	N/A		N/A	N/A	N/A
	11,040	N/A		N/A	10.18	10/18/2012	N/A		N/A	N/A	N/A
	8,333	N/A		N/A	10.20	4/19/2013	N/A		N/A	N/A	N/A
	6,913	2,304	(5)	N/A	11.10	11/13/2013	N/A		N/A	N/A	N/A
	13,250	13,250	(2)	N/A	5.27	12/8/2018	N/A		N/A	N/A	N/A
	7,500	22,500	(3)	N/A	3.44	11/19/2019	N/A		N/A	N/A	N/A
	N/A	10,531	(4)	N/A	5.39	11/18/2020	N/A		N/A	N/A	N/A
	N/A	N/A		N/A	N/A	N/A	5,265	(7)	23,956	N/A	N/A

Peter Tropoli	18,000	N/A		N/A	13.45	10/9/2011	N/A		N/A	N/A	N/A
	23,658	N/A		N/A	10.18	10/18/2012	N/A		N/A	N/A	N/A
	10,542	3,513	(5)	N/A	11.10	11/13/2013	N/A		N/A	N/A	N/A
	13,250	13,250	(2)	N/A	5.27	12/8/2018	N/A		N/A	N/A	N/A
	7,500	22,500	(3)	N/A	3.44	11/19/2019	N/A		N/A	N/A	N/A
	N/A	2,104	(6)	N/A	5.34	4/20/2021	N/A		N/A	N/A	N/A
	N/A	10,531	(4)	N/A	5.39	11/18/2020	N/A		N/A	N/A	N/A
	N/A	N/A		N/A	N/A	N/A	1,053	(8)	4,791	N/A	N/A

Harris J. Pappas	65,500	N/A		N/A	12.92	11/7/2011	N/A		N/A	N/A	N/A
	86,089	N/A		N/A	10.18	10/18/2012	N/A		N/A	N/A	N/A
	15,750	47,250	(2)	N/A	5.27	12/8/2018	N/A		N/A	N/A	N/A
	12,500	37,500	(3)	N/A	3.44	11/19/2019	N/A		N/A	N/A	N/A
	N/A	17,551	(4)	N/A	5.39	11/18/2020	N/A		N/A	N/A	N/A
	N/A	N/A		N/A	N/A	N/A	8,776	(7)	39,931	N/A	N/A

(1)

Except for the stock options granted to Messrs. Pappas, which were granted pursuant to their employment agreements with the Company, the stock options were granted under the Company’s Incentive Stock Plans.

(2)	This option vests in equal amounts on each of the first four anniversaries of the grant date, December 9, 2008.
(3)	This option vests in equal amounts on each of the first four anniversaries of the grant date, November 19, 2009.
(4)	This option vests in equal amounts on each of the first four anniversaries of the grant date, November 18, 2010.
(5)	This option vests in equal amounts on each of the first four anniversaries of the grant date, November 14, 2007.
(6)	This option vests in equal amounts on each of the first four anniversaries of the grant date, April 20, 2011.
(7)	This award of restricted stock units vests on the third anniversary date of the grant date, November 18, 2010.
(8)	This award of restricted stock units vests on the third anniversary date of the grant date, April 20, 2011.

The following table summarizes options exercised and stock awards that vested during the Company’s last fiscal year.

Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Christopher J. Pappas	—	—	—	—
K. Scott Gray	—	—	4,171	22,315
Peter Tropoli	—	—	6,361	34,031
Harris J. Pappas	—	—	—	—

Potential Payments upon Termination or Change in Control

Trigger Events

The employment agreement between the Company and Christopher J. Pappas (“Executive”) will terminate upon the Executive’s death or upon the Executive’s disability, which is defined as his becoming incapacitated by accident, sickness or other circumstance that renders him physically or mentally unable to carry out the duties and services required of him under the employment agreement on a full-time basis for more than 120 days in any 180-day period. If a dispute arises between the Executive and the Company concerning the Executive’s physical or mental ability to continue or return to the performance of his duties as described above, the Executive is required to submit to an examination by a competent physician mutually agreeable to both parties or, if the parties are unable to agree, by a physician appointed by the president of the Harris County Medical Association, and that physician’s opinion will be final and binding.

The Company may terminate at any time an employment agreement with the Executive for cause, which means that the Executive has (1) been convicted of a crime constituting a felony or a misdemeanor involving moral turpitude, (2) committed, or participated in, an illegal act or acts that were intended to defraud the Company, (3) willfully refused to fulfill his duties and responsibilities as required under the employment agreement, (4) breached material provisions of the employment agreement, a Company policy, or the Company’s code of conduct, in each case after notice from the Board and an opportunity to correct the breach, (5) engaged in gross negligence or willful misconduct in the performance of his duties and obligations to the Company, or (6) willfully engaged in conduct known, or which should have been known, to be materially injurious to the Company. The Company also may terminate at any time an employment agreement for any other reason, in the sole discretion of the Board.

The Executive may terminate his employment agreement for “good reason,” which means (1) a material reduction in the nature, scope or duties of the Executive or assignment of duties inconsistent with those of his position as specified in the employment agreement, or a change in the location of the Company’s business office in which his services are to be carried out, to a location outside Texas, (2) any breach of a material provision of the employment agreement by the Company after notice from the Executive and an opportunity to correct the breach, (3) within two years after the Company’s sale of all or substantially all of its assets or the merger, share exchange or other reorganization of the Company into or with another corporation or entity, with respect to which the Company does not survive, or (4) certain reductions in the employee benefits and perquisites applicable to the Executive. Finally, the Executive may terminate his employment agreement for any other reason, in his sole discretion.

Termination due to Death or Disability. If the Executive’s employment is terminated due to his death or disability, all compensation and benefits to the Executive under his employment agreement (other than any equity-based compensation awards granted to the Executive by the Company, which are governed by the terms of the applicable award agreement), will terminate immediately upon the termination of employment and without further obligation to the Executive or his legal representatives under his employment agreement, other than the payment of his base salary for the period through the date of termination. Under the Executive’s existing incentive stock option agreements, upon the death of the Executive the stock option may be exercised within one year after his death, by the person or persons to whom his rights under the option have passed by will or the laws of descent and distribution, until the expiration of the option. If the Executive is terminated due to disability, the option may be exercised, to the extent the option was exercisable on the date of termination, until the earlier of the first anniversary of the date of termination or the expiration of the option.

Termination for Cause or other than for Good Reason. If the Executive terminates his employment without good reason, or if the Company terminates the Executive’s employment for cause, all compensation and benefits to the Executive under his employment agreement (other than any equity-based compensation awards granted to the Executive by the Company, which are governed by the terms of the applicable award agreement), will terminate immediately upon the termination of employment and without further obligation to the Executive or his legal representatives under his employment agreement, other than the payment of his base salary for the period through the date of termination. Under the Executive’s existing incentive stock option agreement, the Executive’s stock option may be exercised, to the extent the option was exercisable on the date of termination, until the earlier of the first anniversary of the date of termination or the expiration of the option.

Termination Without Cause or For Good Reason. If the Executive is terminated without cause, or if the Executive terminates his employment for good reason, the Company will be obligated to pay Executive his monthly base salary and benefits in effect on the date of termination for the remainder of the term of the employment agreement, which expires on August 29, 2012. If, however, the Executive violates the provisions in his employment agreement regarding confidentiality, non-competition, and standstill in connection with ownership of or other action with respect to the Company’s common stock, then the Executive will forfeit his rights to receive any further payments under the employment agreement. Under the Executive’s existing incentive stock option agreement, the Executive’s stock option may be exercised, to the extent the option was exercisable on the date of termination, until the earlier of the first anniversary of the date of termination or the expiration of the option.

Non-renewal of Agreement. If the Executive’s employment is terminated because the employment agreement is not renewed, then all compensation for periods subsequent to termination and all benefits to the Executive under the employment agreement will terminate immediately upon termination of employment. Under the Executive’s existing incentive stock option agreement, the Executive’s stock option may be exercised, to the extent the option was exercisable on the date of termination, until the earlier of the first anniversary of the date of termination or the expiration of the option.

Estimated Payments to Chief Executive Officer

The following table summarizes estimated benefits that would have been payable to the Executive if he had been terminated on August 31, 2011 for the reasons indicated below, giving effect to the amendments to the Executive’s employment agreement setting his salary at $400,000 and extending the term of his employment to August 29, 2012.

Christopher J. Pappas

	Base Salary	Value of Accelerated Equity Awards (1)
Without Cause or For Good Reason	$400,000	$95,431
For Cause or other than for Good Reason	—	95,431
Death	—	95,431
Disability	—	95,431
Non-renewal of Agreement	—	95,431

(1)

The value of accelerated equity awards is based on the closing price of $4.55 per common share at August 31, 2011. Only options with an option exercise price of less than $4.55 were considered. At August 31, 2011, there were 12,500 exercisable option shares and 37,500 unvested option shares at an exercise price of $3.44. Options vest equally over four year from the date of grant. In addition, 8,776 restricted stock units which vest 100% after three years were included in the value of accelerated equity awards.

FINANCE AND AUDIT COMMITTEE REPORT

In fulfilling its oversight responsibilities, the Committee reviewed and discussed with management and the independent registered public accounting firm the Company’s audited financial statements included in the Annual Report on Form 10-K for the year ended August 31, 2011 and their judgment about the quality and appropriateness of accounting principles and financial statement presentations, the reasonableness of significant judgments, the clarity of the disclosures in the financial statements, and major issues as to the adequacy of the Company’s internal controls. In addition, the Committee discussed any matter required to be communicated under generally accepted auditing standards. The Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Committee also has discussed with the independent registered public accounting firm the firm’s independence from the Company and management, including matters in the written disclosures provided by the independent registered public accounting firm to the Finance and Audit Committee as required by the Independence Standards Board Standards No. 1 (Independence Discussions with Audit Committees). The Committee also considered the compatibility of nonaudit services with the independent registered public accounting firm’s independence.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Annual Report on Form 10-K for the year ended August 31, 2011, for filing with the Securities and Exchange Commission. The Committee appointed Grant Thornton LLP as the independent registered public accounting firm for the Company for the 2012 fiscal year.

Finance and Audit Committee

Joe C. McKinney (Chair)

J.S.B. Jenkins (Vice-Chair)

Arthur Emerson

Gasper Mir, III

SHAREHOLDER PROPOSALS FOR 2013 ANNUAL MEETING

Proposals of shareholders for inclusion in the Company’s proxy statement and form of proxy for the Company’s 2013 Annual Meeting of Shareholders submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must be received in writing by the Company at its corporate office no later than August 14, 2012. Notice of a shareholder proposal submitted outside the processes of Rule 14a-8 with respect to the Company’s 2013 Annual Meeting of Shareholders will be considered untimely if received by the Company after October 28, 2012.

The Company’s Bylaws provide that any shareholder of record may nominate a candidate for election as a director of the Company or bring any other business before an annual meeting of shareholders, so long as the shareholder gives timely notice thereof. To be timely, such notice must be delivered in writing to the Secretary of the Company at the principal executive offices of the Company not later than the close of business on the 90th day and not earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting of shareholders and must include (1) as to each person whom the shareholder proposes to nominate for election or reelection as a director, all information with respect to each nominee as would be required to be disclosed in a proxy solicitation relating to an election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934; (2) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and if such business includes a proposal to amend the Company’s Bylaws, the language of the proposed amendment), the reasons for conducting such business at the meeting, and any material interest in such business of such shareholder; and (3) as to the shareholder giving the notice, (a) the name and address of such shareholder, as they appear on the Company’s books, (b) the class and number of shares of the Company which are owned beneficially and of record by such shareholder, and any derivative positions owned beneficially by such shareholder, and (c) all such other information required to be submitted by the shareholder in accordance with the Bylaws.

REIMBURSEMENT OF CERTAIN EXPENSES

The Company requests persons such as brokers, nominees, and fiduciaries holding stock in their names for the benefit of others, or holding stock for others who have the right to give voting instructions, to forward proxy material to their principals and to request authority for the execution of the proxy, and the Company will reimburse such persons for their reasonable expenses.

HOUSEHOLDING OF PROXY MATERIALS

Under SEC rules, companies and intermediaries (such as brokers) may satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This practice, known as “householding,” is intended to improve the convenience of shareholders and to reduce the Company’s printing and postage costs.

A number of brokers with accountholders who are shareholders of the Company will be householding the Company’s proxy materials and accordingly, a single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from an affected shareholder. Shareholders who participate in householding will continue to receive separate proxy cards. Once you who have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker or call the Company at (713) 329-6808 or write the Company at Luby’s, Inc., Investor Relations, 13111 Northwest Freeway, Suite 600, Houston, Texas 77040.

Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker.

PROXY SOLICITATION

The cost of soliciting proxies will be borne by the Company. Proxies may be solicited through the mail and through telephonic or telegraphic communications to, or by meetings with, shareholders or their representatives by directors, officers, and other employees of the Company who will receive no additional compensation therefore. We have also retained Georgeson to assist us in soliciting proxies for a fee of $14,500 plus reasonable out-of-pocket expenses. The Company also requests brokers, nominees, and fiduciaries holding stock in their names for the benefit of others, or holding stock for others who have the right to give voting instructions, to forward proxy material to their principals and to request authority for the execution of the proxy, and the Company will reimburse such persons for their reasonable expenses.

The Company will provide without charge on the written request of any person solicited hereby a copy of the Company’s Annual Report on Form 10-K for the year ended August 31, 2011. Written requests should be mailed to Luby’s, Inc., Investor Relations, 13111 Northwest Freeway, Suite 600, Houston, Texas 77040.

By Order of the Board of Directors,

/s/ ROY CAMBERG
General Counsel and Secretary

Dated: December 13, 2011

Annex A

RIGHTS AGREEMENT

dated as of

January 27, 2011

between

LUBY’S, INC.

and

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC,

as Rights Agent

Exhibit A	-	Form of Right Certificate

Exhibit B	-	Summary Description of the Stockholder Rights Plan

RIGHTS AGREEMENT

This Rights Agreement, dated as of January 27, 2011 (the “Agreement”), is between LUBY’S, INC., a Delaware corporation (the “Company”), and AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, as Rights Agent (the “Rights Agent”).

W I T N E S S E T H

WHEREAS, the Board of Directors of the Company desires to provide stockholders of the Company with the opportunity to benefit from the long-term prospects and value of the Company and to ensure that stockholders of the Company receive fair and equal treatment in the event of any proposed takeover of the Company;

WHEREAS, on January 20, 2011 the Board of Directors of the Company authorized and declared a dividend of one common stock purchase right (a “Right”) for each share of Common Stock (as hereinafter defined) outstanding at the Close of Business on February 3, 2011 (the “Record Date”) and has authorized the issuance, upon the terms and subject to the conditions hereinafter set forth, of one Right in respect of each share of Common Stock issued between the Record Date and the earlier of the Distribution Date and the Expiration Date, each Right initially representing the right to purchase one-half of one share of Common Stock upon the terms and subject to the conditions hereinafter set forth; and

WHEREAS, the Company desires to appoint the Rights Agent to act as rights agent hereunder, in accordance with the terms and conditions hereof.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

Section 1. Certain Definitions. The defined terms herein, whether defined in this Section 1 or elsewhere in this Agreement, shall apply equally to both singular and plural forms of the terms defined. For purposes of this Agreement, the following terms have the meanings indicated:

“Acquiring Person” means any Person who, alone or together with all Affiliates and Associates of such Person, is or becomes the Beneficial Owner of 15% or more of the shares of Common Stock of the Company then outstanding, but shall not include (i) the Company, (ii) any Subsidiary of the Company, (iii) any employee benefit plan of the Company or any of its Subsidiaries or any Person organized, appointed or established by the Company or any of its Subsidiaries for or pursuant to the terms of any such plan, or (iv) any Exempt Person (so long as such Person remains an Exempt Person). Notwithstanding the foregoing, no Person shall become an “Acquiring Person” solely as a result of an acquisition of Common Stock by the Company or any Subsidiary of the Company which, by reducing the number of shares of Common Stock of the Company outstanding, increases the proportionate number of shares of Common Stock of the Company Beneficially Owned by such Person to 15% or more of the shares of Common Stock of the Company then outstanding; provided, however, that, if a Person shall become the Beneficial Owner of 15% or more of the shares of Common Stock of the Company then outstanding by reason of share purchases by the Company or any Subsidiary of the Company and shall, after such share purchases by the Company or any Subsidiary of the Company and at a time when such Person is the Beneficial Owner of 15% or more of the shares of Common Stock of the Company then outstanding, become the Beneficial Owner of any additional shares of Common Stock of the Company (other than by reason of a stock dividend, stock split or other corporate action effected by the Company), then such Person shall be deemed to be an “Acquiring Person.” Notwithstanding the foregoing, if the Board of Directors determines in good faith that a Person who would otherwise be an “Acquiring Person,” as defined pursuant to the foregoing provisions, has become such inadvertently (including, without limitation, because (i) such Person was unaware that it Beneficially Owned a percentage of Common Stock that would otherwise cause such Person to be an “Acquiring Person” or (ii) such Person was aware of the extent of its Beneficial Ownership of Common Stock but had no

actual knowledge of the consequences of such Beneficial Ownership under this Agreement) and without any intention of changing control of the Company, and such Person divests as promptly as practicable (as determined by the Board of Directors) of Beneficial Ownership of a sufficient number of shares of Common Stock so that such Person would no longer be an “Acquiring Person,” as defined pursuant to the foregoing provisions, then such Person shall not be deemed to be or to have become an “Acquiring Person” for any purpose of this Agreement. Notwithstanding anything in this definition of Acquiring Person to the contrary, the phrase “then outstanding,” when used with reference to a Person’s Beneficial Ownership of securities of the Company, shall mean the number of such securities then issued and outstanding (excluding authorized and issued shares held in the Company’s treasury) together with the number of such securities not then actually issued and outstanding which such Person would be deemed to Beneficially Own hereunder.

“Affiliate” and “Associate” have the respective meanings ascribed to such terms in Rule 12b-2 under the Exchange Act as in effect on the date hereof.

A Person shall be deemed the “Beneficial Owner” of, and shall be deemed to “Beneficially Own” and have “Beneficial Ownership” of, any securities:

(i) that such Person or any of such Person’s Affiliates or Associates, directly or indirectly, is deemed to “beneficially own” within the meaning of Rule 13d-3 under the Exchange Act as in effect on the date hereof;

(ii) that such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), written or otherwise, or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed under this clause (A) to be the “Beneficial Owner” of, or to “Beneficially Own,” securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for payment or exchange; or (B) the right to vote pursuant to any agreement, arrangement or understanding, written or otherwise; provided, however, that a Person shall not be deemed under this clause (B) to be the Beneficial Owner of, or to Beneficially Own or have Beneficial Ownership of, any security if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to a written proxy or consent solicitation statement filed with the Securities and Exchange Commission in accordance with the applicable rules and regulations under the Exchange Act and (2) is not also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report);

(iii) that are beneficially owned, directly or indirectly (as determined pursuant to Rule 13d-3 under the Exchange Act), by any other Person (or any Affiliate or Associate thereof) with which such Person or any of such Person’s Affiliates or Associates has any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of, or with respect to, acquiring, holding, voting (except to the extent contemplated by the proviso to paragraph (ii)(B) above) or disposing of any securities of the Company; or

(iv) that are the subject of, or the reference securities for, or that underlie, any Derivative Interest of such Person or any of such Person’s Affiliates or Associates, with the number of shares of Common Stock deemed Beneficially Owned being the notional or other number of shares of Common Stock specified in the documentation evidencing the Derivative Interest as being subject to be acquired upon the exercise or settlement of the Derivative Interest or as the basis upon which the value or settlement amount of such Derivative Interest is to be calculated in whole or in part or, if no such number of shares of Common Stock is specified in such documentation, as determined by the Board of Directors in its sole discretion to be the number of shares of Common Stock to which the Derivative Interest relates;

provided, however, that (1) no Person engaged in business as an underwriter of securities shall be deemed the Beneficial Owner of any securities acquired through such Person’s participation as an underwriter in good faith in a firm commitment underwriting until the expiration of 40 days after the date of such acquisition and (2) no officer or director of the Company shall be deemed to Beneficially Own any securities of any other Person by virtue of any actions such officer or director takes in that capacity.

Notwithstanding anything in this definition of Beneficial Owner to the contrary, the phrase “then outstanding,” when used with reference to a Person’s Beneficial Ownership of securities of the Company, means the number of such securities then issued and outstanding (excluding authorized and issued shares held in the Company’s treasury) together with the number of such securities not then actually issued and outstanding that such Person would be deemed to Beneficially Own hereunder.

“Board of Directors” means the Board of Directors of the Company.

“Business Day” means any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York (or such other state in which the principal office of the Rights Agent is located) are authorized or obligated by law or executive order to close.

“Close of Business” on any given date means 5:00 p.m., New York City time, on such date; provided, however, that if such date is not a Business Day, “Close of Business” means 5:00 p.m., New York City time, on the next succeeding Business Day.

“Common Stock” means the Common Stock, par value $0.32 per share, of the Company, except that “Common Stock,” when used with reference to any Person other than the Company, means the capital stock of such Person with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management, of such Person.

“Definitive Acquisition Agreement” means any agreement entered into by the Company that is conditioned on the approval by the holders of not less than a majority of the outstanding shares of Common Stock at a meeting of stockholders with respect to (i) a merger, consolidation, recapitalization, reorganization, share exchange, business combination or similar transaction involving the Company or (ii) the acquisition in any manner, directly or indirectly, of more than 50% of the consolidated total assets (including, without limitation, equity securities of its Subsidiaries) of the Company.

“Derivative Interest” means any derivative securities (as defined under Rule 16a-1 under the Exchange Act) that increase in value as the value of the underlying equity increases, including, but not limited to, a long convertible security, a long call option and a short put option position, in each case, regardless of whether (i) such interest conveys any voting rights in such security, (ii) such interest is required to be, or is capable of being, settled through delivery of such security or (iii) transactions hedge the economic effect of such interest.

“Distribution Date” means the Close of Business on the earlier of (i) the tenth calendar day after the Stock Acquisition Date and (ii) the tenth Business Day (or such later date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) after the date of commencement by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any Subsidiary of the Company, or any Person organized, appointed or established by the Company or any of its Subsidiaries for or pursuant to the terms of any such plan) of, or after the date of the first public announcement of the intention of any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any Subsidiary of the Company, or any Person organized, appointed or established by the Company or any of its Subsidiaries for or pursuant to the terms of any such plan) to commence, a tender or exchange offer the consummation of which could result in any Person becoming the Beneficial Owner of 15% or more (or, in the case of an Exempt Person, 33% or more) of the shares of Common Stock of the Company then outstanding.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exempt Person” means Harris J. Pappas (and, in the event of his death, his spouse and descendents and the personal representatives of his estate) and Christopher J. Pappas (and, in the event of his death, his spouse and descendents and the personal representatives of his estate) and their Affiliates and Associates (collectively, the “Pappas Parties”), unless and until any of such Persons shall become the Beneficial Owner of 33% or more of the shares of Common Stock then outstanding; provided, however, that the Pappas Parties shall continue to be an Exempt Person if the Pappas Parties shall become the Beneficial Owner of 33% or more of the shares of Common Stock then outstanding solely as a result of share purchases by the Company or any Subsidiary of the Company which, by reducing the number of shares of Common Stock of the Company then outstanding, increases the proportionate number of shares of Common Stock of the Company Beneficially Owned by the Pappas Parties to 33% or more of the shares of Common Stock of the Company then outstanding; provided, further, that, if the Pappas Parties shall become the Beneficial Owner of 33% or more of the shares of Common Stock of the Company then outstanding by reason of share purchases by the Company or any Subsidiary of the Company and shall, after such share purchases by the Company or any Subsidiary of the Company and at a time when the Pappas Parties are the Beneficial Owner of 33% or more of the shares of Common Stock of the Company then outstanding, become the Beneficial Owner of any additional shares of Common Stock of the Company, then the Pappas Parties shall be deemed to be an “Acquiring Person.” Notwithstanding anything in this definition of Exempt Person to the contrary, the phrase “then outstanding,” when used with reference to an Exempt Person’s Beneficial Ownership of securities of the Company, shall mean the number of such securities then issued and outstanding (excluding authorized and issued shares held in the Company’s treasury) together with the number of such securities not then actually issued and outstanding which such Exempt Person would be deemed to Beneficially Own hereunder.

“Expiration Date” means the earlier of (a) the Final Expiration Date and (b) the time at which all Rights are redeemed as provided in Section 23 or exchanged as provided in Section 24.

“Final Expiration Date” means the Close of Business on January 27, 2014.

“Independent Directors” mean members of the Board of Directors who are not officers, employees or Affiliates (or designees of Affiliates) of the Company or any of its Subsidiaries.

“Person” means an individual, corporation, partnership, limited liability company, association, trust, unincorporated organization or any other entity or organization.

“Purchase Price” means the price (subject to adjustment as provided herein) at which a holder of a Right may purchase one-half of one share of Common Stock (subject to adjustment from time to time as provided herein) upon exercise of a Right, which price shall initially be $12.00.

“Section 11(a)(ii) Event” means any event described in the first clause of Section 11(a)(ii).

“Section 13 Event” means any event described in clauses (i), (ii) or (iii) of Section 13(a).

“Securities Act” means the Securities Act of 1933, as amended.

“Stock Acquisition Date” means the date of the first public announcement (which, for purposes of this definition, shall include, without limitation, a report filed or amended pursuant to Section 13(d) under the Exchange Act (or any comparable or successor report)) by the Company or an Acquiring Person indicating that an Acquiring Person has become such; provided, however, that if such Person is determined not to have become an Acquiring Person pursuant to the definition of “Acquiring Person” in this Section 1, then no Stock Acquisition Date shall be deemed to have occurred.

“Subsidiary,” with respect to any Person, means any other Person of which securities or other ownership interests having ordinary voting power sufficient, in the absence of contingencies, to elect a majority of the board of directors or other persons performing similar functions of such other Person are at the time directly or indirectly Beneficially Owned or otherwise controlled by such Person either alone or together with one or more Affiliates of such Person.

“Trading Day” means a day on which the principal national securities exchange or quotation system on which the shares of Common Stock are listed or admitted to trading or quoted is open for the transaction of business or, if the shares of Common Stock are not listed or admitted to trading or quoted on any national securities exchange or quotation system, a Business Day.

“Triggering Event” means any Section 11(a)(ii) Event or any Section 13 Event.

Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3 hereof, shall prior to the Distribution Date also be the holders of the Common Stock of the Company) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment and hereby agrees to comply with the applicable requirements governing transfer agents and registrars. The Company may from time to time appoint such Co-Rights Agents as it may deem necessary or desirable. If the Company appoints one or more Co-Rights Agents, the respective duties of the Rights Agent and any Co-Rights Agents shall be as the Company shall determine.

Section 3. Issue of Right Certificates. (a) Prior to the Distribution Date, (i) the Rights will be evidenced by the certificates for the Common Stock registered in the names of the record holders thereof, which certificates representing shares of Common Stock also will be deemed to be Right Certificates or, in the case of uncertificated Common Stock registered in book entry form (“Book Entry Shares”), by notation in book entry, and not by separate Right Certificates (as hereinafter defined), and the registered holders of the Common Stock shall be deemed to be the registered holders of the associated Rights, (ii) the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock and (iii) the transfer of any shares of Common Stock in respect of which Rights have been issued will also constitute the transfer of the Rights associated with such shares of Common Stock. The Company has prepared a summary of the Rights substantially in the form of Exhibit B hereto, a copy of which is available free of charge upon written request to the Company.

(b) As soon as practicable after the Company has notified the Rights Agent of the occurrence of the Distribution Date, the Company shall prepare and execute, the Rights Agent shall countersign, and the Company shall send or cause to be sent (and the Rights Agent shall, if requested and provided with all necessary information, send), by first-class, insured, postage prepaid mail, to each record holder of the Common Stock as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company, one or more Right Certificates evidencing one Right (subject to adjustment as provided herein) for each share of Common Stock so held. If an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11(i), the Company shall, at the time of distribution of the Right Certificates, make the necessary and appropriate rounding adjustments (in accordance with Section 14(a)) so that Right Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be evidenced solely by such Right Certificates.

(c) Rights shall be issued by the Company in respect of all shares of Common Stock outstanding as of the Record Date or issued (whether originally issued or delivered from the Company’s treasury) after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date and prior to the Expiration Date, the Company (i) shall, with respect to shares of Common Stock so issued or sold (x) pursuant to the exercise of stock options or under any employee plan or arrangement or (y) upon the exercise, conversion or exchange of other securities issued by the Company prior to the Distribution Date and (ii) may, in any other case, if deemed necessary or appropriate by the Board of Directors, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that no such Right Certificate shall be issued if, and to the extent that (i) the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Right Certificate would be issued or (ii) appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

(d) Certificates for the Common Stock issued after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date shall also be deemed to be certificates for Rights and shall have impressed on, printed on, written on or otherwise affixed to them the following legend or such similar legend as the Company may deem appropriate and as is not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or quotation system on which the Common Stock may from time to time be listed or quoted, or to conform to usage:

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between Luby’s, Inc. and the Rights Agent, dated as of January 27, 2011, as amended, restated, renewed, supplemented or extended from time to time (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. The Rights are not exercisable prior to the occurrence of certain events specified in the Rights Agreement. The Company will mail to the holder of this certificate a copy of the Rights Agreement without charge promptly after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be evidenced by separate certificates and no longer be evidenced by this certificate, may be redeemed or exchanged or may expire. As set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may be null and void.

With respect to any Book Entry Shares, such legend shall be included in a notice to the record holder of such shares in accordance with applicable law. Until the Distribution Date, the Rights associated with the Common Stock represented by such certificates and such Book Entry Shares shall be evidenced by such certificates and such Book Entry Shares alone, and registered holders of Common Stock shall also be deemed to be the registered holders of the associated Rights, and the surrender for transfer of any of such certificates shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificates.

If the Company purchases or otherwise acquires any shares of Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with such shares of Common Stock shall be deemed cancelled and retired so that the Company shall not be entitled to exercise any Rights associated with the shares of Common Stock that are no longer outstanding.

Notwithstanding this Section 3(d), the omission of a legend shall not affect the enforceability of any part of this Agreement or the rights of any holder of the Rights.

Section 4. Form of Right Certificates. (a) The certificates evidencing the Rights (and the forms of assignment, election to purchase and certificates to be printed on the reverse thereof) (the “Right Certificates”) shall each be substantially in the form attached as Exhibit A hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law, rule or regulation or with any rule or regulation of any stock exchange or quotation system on which the Rights may from time to time be listed or quoted, or to conform to usage. The Right Certificates, whenever distributed, shall be dated as of the Record Date. Subject to the provisions of Section 22, the Right Certificates, in each case, on their face shall entitle the holders thereof to purchase such number of shares of Common Stock as shall be set forth therein at the Purchase Price, but the number of such shares and the Purchase Price shall be subject to adjustment as provided herein.

(b) Any Right Certificate representing Rights Beneficially Owned by any Person referred to in clauses (i), (ii) or (iii) of the first sentence of Section 7(d), and any Right Certificate issued pursuant to Sections 6 or 11 upon transfer, split up, combination or exchange of any such Rights shall (to the extent feasible) contain the following legend or such similar legend as the Company may deem appropriate and as is not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or quotation system on which the Common Stock may from time to time be listed or quoted, or to conform to usage:

The Rights represented by this Right Certificate are or were Beneficially Owned by a Person who was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). This Right Certificate and the Rights represented hereby may be or may become null and void in the circumstances specified in Section 7(d) of such Agreement.

The provisions of Section 7(d) of this Agreement shall be operative whether or not the foregoing legend is contained on any such Right Certificate. The Company shall give notice to the Rights Agent promptly after it becomes aware of the existence of any Acquiring Person or any Associate or Affiliate thereof.

Section 5. Countersignature and Registration. (a) The Right Certificates shall be executed on behalf of the Company by its Chairman of the Board, its President or any Vice President, either manually or by facsimile signature, and shall have affixed thereto the Company’s seal or a facsimile thereof which shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Right Certificates shall be countersigned, either manually or by facsimile signature, by an authorized signatory of the Rights Agent and shall not be valid for any purpose unless so countersigned. If any officer of the Company whose manual or facsimile signature is affixed to the Right Certificates shall cease to be such officer of the Company before countersignature by an authorized signatory of the Rights Agent and issuance and delivery by the Company, such Right Certificates nevertheless may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the Person who signed such Right Certificates had not ceased to be such officer of the Company. Any Right Certificate may be signed on behalf of the Company by any Person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Agreement any such Person was not such an officer.

(b) Following the Distribution Date, the Rights Agent shall keep or cause to be kept, at its principal office or offices designated for such purpose and at such other offices as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or any quotation system on which the Rights may from time to time be listed or quoted, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show with respect to each Right Certificate the name and address of the registered holder, the number of Rights indicated on the certificate and the certificate number.

Section 6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates. (a) Subject to the provisions of Sections 7(d), 14 and 24 hereof, at any time after the Close of Business on the Distribution Date and prior to the Close of Business on the Expiration Date, any Right Certificate or Certificates (other than Right Certificates representing Rights that have become void pursuant to Section 7(d) hereof or that have been exchanged pursuant to Section 24 hereof) may, upon the terms and subject to the conditions set forth below in this Section 6(a), be transferred, split up, combined or exchanged for another Right Certificate or Certificates entitling the registered holder to purchase a like number of shares of Common Stock as the Right Certificate or Certificates surrendered then entitled such holder (or former holder, in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Certificates must make such request in writing delivered to the Rights Agent and must surrender such Right Certificate or Certificates (with, in the case of a transfer, the form of assignment and certificate on the reverse side thereof duly executed) to the Rights Agent at the principal office or offices of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate or Certificates until the registered holder of the Rights has complied with the requirements of Section 7(e). Upon satisfaction of the foregoing requirements, the Rights Agent shall, subject to Sections 4(b), 7(d), 14 and 24, countersign and deliver to the Person entitled thereto a Right Certificate or Certificates, as the case may be, as so requested. As a condition to such transfer, split up, combination or exchange, the Company may require payment of a sum sufficient to cover any transfer tax or other governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of any Right Certificate or Certificates.

(b) Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will prepare, execute and deliver a new Right Certificate of like tenor to the Rights Agent and the Rights Agent will countersign and deliver such new Right Certificate to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights. (a) As provided herein, each Right shall be exercisable to purchase one-half of one share of Common Stock, subject to adjustment. The registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein, including Sections 7(d) and (e), 9(c), 11(a)(iii) and 24) in whole or in part at any time after the Distribution Date and prior to the Expiration Date upon surrender of the Right Certificate, with the form of election to purchase and the certificate on the reverse side thereof duly executed, to the Rights Agent at the principal office or offices of the Rights Agent designated for such purpose, together with payment (in lawful money of the United States of America by certified check or bank draft payable to the order of the Company or by wire transfer of immediately available funds to an account designated by the Company), equal to the sum of (i) the Purchase Price for the total number of securities as to which such surrendered Rights are exercised and (ii) an amount equal to any applicable transfer tax or other governmental charge required to be paid by the holder of such Right Certificate in accordance with the provisions of Section 9(e).

(b) Upon satisfaction of the requirements of Section 7(a) and subject to Section 20(k), the Rights Agent shall thereupon promptly (i)(A) requisition from any transfer agent of the Common Stock (or make available, if the Rights Agent is the transfer agent therefor) certificates representing the total number of shares or fractions of a share of Common Stock to be purchased or, in the case of Book Entry Shares or other uncertificated securities, requisition from any transfer agent therefor a notice setting forth such number of shares or other securities to be purchased for which registration will be made on the stock transfer books of the Company (and the Company hereby irrevocably authorizes and directs its transfer agent to comply with all such requests) or (B) if the Company shall have elected to deposit the shares of Common Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of shares or fractions of a share of Common Stock as are to be purchased (in which case certificates for the shares of Common Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company will direct the depositary agent to comply with such request, (ii) when appropriate, requisition from the Company the amount of cash, if any, to be paid in lieu of issuance of fractional shares in accordance with Section 14 and (iii) when appropriate, after receipt of such certificates or depositary receipts and cash, if any, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate (with such certificates or receipts registered in such name or names as may be designated by such holder). If the Company is obligated to deliver Common Stock, other securities or assets pursuant to this Agreement, the Company will make all arrangements necessary so that such other securities and assets are available for delivery by the Rights Agent, if and when appropriate.

(c) If the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, the Company will prepare, execute and deliver a new Right Certificate evidencing the number of Rights remaining unexercised and the Rights Agent will countersign and deliver such new Right Certificate to the registered holder of such Right Certificate or to such holder’s duly authorized assigns, subject to the provisions of Section 14.

(d) Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Section 11(a)(ii) Event, any Rights Beneficially Owned by

(i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person,

(ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or

(iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either

(A) a transfer (whether or not for consideration) from the Acquiring Person (or any such Associate or Affiliate) to holders of equity interests in such Acquiring Person (or in any such Associate or Affiliate),

(B) a transfer (whether or not for consideration) from the Acquiring Person (or any such Associate or Affiliate) to any Person with whom the Acquiring Person (or any such Associate or Affiliate) has any continuing agreement, arrangement or understanding regarding the transferred Rights, or

(C) a transfer that the Board of Directors has determined is part of a plan, arrangement or understanding that has as a primary purpose or effect the avoidance of this Section 7(d),

shall become null and void without any further action, and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. No Right Certificate shall be issued pursuant to Sections 3 or 6 that represents Rights Beneficially Owned by an Acquiring Person whose Rights would be void pursuant to the preceding sentence or any Associate or Affiliate thereof; no Right Certificate shall be issued at any time upon the transfer of any Rights to an Acquiring Person whose Rights would be void pursuant to the preceding sentence or any Associate or Affiliate thereof or to any nominee of such Acquiring Person, Associate or Affiliate; and any Right Certificate delivered to the Rights Agent for transfer to an Acquiring Person whose Rights would be void pursuant to the preceding sentence shall be cancelled. The Company shall use all reasonable efforts to insure that the provisions of this Section 7(d) and Section 4(b) are complied with, but shall have no liability to any holder of Right Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliates and Associates or any transferee of any of them hereunder. If any Rights are held in book-entry form through the Depository Trust Company or other depositary (the “Depositary”), or such Depositary’s nominee, the Company and the Rights Agent may take such actions as either of them may deem necessary or desirable to assure that the provisions of this Section 7(d) are given effect.

(e) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights upon the occurrence of any purported transfer, split-up, combination or exchange of any Right Certificate pursuant to Section 6 or exercise of a Right Certificate pursuant to this Section 7 unless such registered holder (i) shall have completed and signed the certificate contained in the form of assignment or election to purchase, as the case may be, set forth on the reverse side of the Right Certificate surrendered for such transfer, split up, combination, exchange or exercise, as the case may be, (ii) shall not have indicated an affirmative response to clause 1 or 2 thereof and (iii) shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent may reasonably request.

Section 8. Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Right Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Right Certificates, and in such case shall deliver to the Company a certificate evidencing the destruction thereof.

Section 9. Listing and Registration of Capital Stock. (a) So long as the Common Stock (and, following the occurrence of a Triggering Event, other securities) issuable upon the exercise of Rights may be listed or admitted to trading on any national securities exchange or quoted on an automated quotation system, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all securities reserved for issuance upon the exercise of Rights to be listed or admitted to trading on any such exchange or quoted on such automated quotation system upon official notice of issuance upon such exercise.

(b) The Company shall use its best efforts to (i) file on an appropriate form, as soon as practicable following the earliest date after the occurrence of a Section 11(a)(ii) Event as of which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with Section 11(a)(iii), or as soon as is required by law following the Distribution Date, as the case may be, a registration statement under the Securities Act with respect to the securities issuable upon exercise of the Rights, (ii) cause such registration statement to become effective as soon as practicable after such filing and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities and (B) the Expiration Date. The Company will also take such action as may be appropriate under, or to ensure compliance with, the applicable securities or blue sky laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed 90 calendar days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. In addition, if the Company determines that a registration statement is required to be filed under the Securities Act or any state securities laws following the Distribution Date, the Company may temporarily suspend the exercisability of the Rights in each relevant jurisdiction until such time as a registration statement has been declared effective and, upon any such suspension, the Company will issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding any such provision of this Agreement to the contrary, the Rights shall not be exercisable for securities in any jurisdiction if the requisite qualification in such jurisdiction shall not have been obtained, such exercise therefor shall not be permitted under applicable law or a registration statement in respect of such securities shall not have been declared effective.

(c) The Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares of Common Stock (and following the occurrence of a Triggering Event, other securities) issuable upon exercise of Rights shall, at the time of delivery of the certificates for such securities (subject to payment of the Purchase Price), be duly authorized, validly issued, fully paid and nonassessable.

(d) The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and other governmental charges which may be payable in respect of the issuance or delivery of the Right Certificates and of any certificates representing Common Stock upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax or other governmental charge which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates or depositary receipts representing (or the registration of) securities issued upon the exercise of Rights in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise, or to issue or deliver any certificates, depositary receipts or notices representing securities issued upon the exercise of any Rights until any such tax or charge has been paid (any such tax or charge being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s satisfaction that no such tax or other governmental charge is due.

Section 10. Common Stock Record Date. Each Person (other than the Company) in whose name any certificate representing Common Stock is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such Common Stock represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights, together with the form of election to purchase duly completed and executed, was duly surrendered and payment of the Purchase Price and any applicable transfer taxes or other governmental charges was made; provided, however, that if the date of such surrender and payment is a date upon which the transfer books of the Company relating to the Common Stock or other securities, as the case may be, are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the applicable transfer books of the Company for the Common Stock or other securities, as the case may be, are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11. Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights. The Purchase Price, the number of shares of Common Stock covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a)(i) Notwithstanding anything in this Agreement to the contrary, if at any time after the date hereof and prior to the Distribution Date the Company shall (A) pay a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (B) subdivide the outstanding Common Stock into a larger number of shares or (C) combine the outstanding Common Stock into a smaller number of shares, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter as contemplated by Section 3(c), shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event.

(ii) Subject to Section 24 hereof, if any Person, alone or together with its Affiliates and Associates, shall, at any time after the date of this Agreement, become an Acquiring Person, then each holder of a Right shall (except as otherwise provided herein, including Section 7(d)) thereafter be entitled to receive, upon exercise thereof at the Purchase Price in effect immediately prior to the first occurrence of a Section 11(a)(ii) Event, such number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock of the Company (such number of shares being referred to herein as the “Adjustment Shares”) as shall be equal to the result obtained by dividing

(A) the product obtained by multiplying (1) the Purchase Price in effect immediately prior to the first occurrence of a Section 11(a)(ii) Event by (2) the number of halves of one share of Common Stock for which a Right was exercisable immediately prior to such first occurrence (such product being thereafter referred to as the “Purchase Price” for each Right and for all purposes of this Agreement) by

(B) 50% of the current market price per share (determined pursuant to Section 11(d)(i)) of Common Stock on the date of such first occurrence;

provided, however, that if the transaction that would otherwise give rise to the foregoing adjustment is also subject to the provisions of Section 13, then only the provisions of Section 13 shall apply and no adjustment shall be made pursuant to this Section 11(a)(ii).

(iii) If the number of shares of Common Stock that are authorized by the Company’s certificate of incorporation but not outstanding or reserved for issuance other than upon exercise of the Rights is not sufficient to permit the exercise in full of the Rights in accordance with Section 11(a)(ii), the Company, with respect to each Right and to the extent necessary and permitted by applicable law and any agreements or instruments in effect on the date of this Agreement to which it is a party, shall: (A) determine the excess of (1) the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”) over (2) the Purchase Price (such excess, the “Spread”), and (B) with respect to each Right (other than Rights that have become void pursuant to Section 7(d) hereof or exchanged pursuant to Section 24 hereof), make adequate provision to substitute for the Adjustment Shares, upon payment of the applicable Purchase Price, (1) a reduction in the Purchase Price payable with respect to such Right, (2) shares of Common Stock of the Company (to the extent available), (3) equity securities of the Company (including, without limitation, shares, or units of shares, of preferred stock which the Board of Directors has deemed to have the same value as the shares of Common Stock (such shares of preferred stock, hereinafter referred to as “Common Stock Equivalents”)), (4) debt securities of the Company, (5) cash, (6) other assets (including, without limitation, securities of a Subsidiary of the Company) or (7) any combination of the foregoing, having an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board of Directors based upon the advice of a nationally recognized investment banking firm selected by the Board of Directors; provided, however, that if the Company shall not have made adequate provision to substitute for the Adjustment Shares pursuant to clause (B) above within 30 calendar days following the later of the first occurrence of a Section 11(a)(ii) Event and the first date that the right to redeem the Rights pursuant to Section 23 shall expire, then the Company shall be obligated to deliver, to the extent necessary and permitted by applicable law and any agreements or instruments in effect on the date of this Agreement to which it is a party, upon the surrender for exercise of a Right and without requiring payment of any portion of the Purchase Price, (1) shares of Common Stock (to the extent available) and then (2) (to the extent available) Common Stock Equivalents and then, if necessary, (3) other equity or debt securities of the Company, cash or other assets or any combination of the foregoing, in any case having an aggregate value (as determined by the Board of Directors based upon the advice of a nationally recognized investment banking firm selected by the Board of Directors) equal to the Spread. If the Board of Directors shall determine in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, the 30-calendar-day period set forth above (such period, as it may be extended, being referred to herein as the “Substitution Period”) may be extended to the extent necessary, but not more than 90 calendar days following the first occurrence of a Section 11(a)(ii) Event, in order that the Company may seek stockholder approval for the authorization of such additional shares. To the extent that the Company determines that some action is to be taken pursuant to the first and/or second sentence of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 7(d), that such action shall apply uniformly to all outstanding Rights and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form and value of any consideration to be delivered as referred to in such first and/or second sentence. If any such suspension occurs, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of the Common Stock shall be the current market price per share of Common Stock (as determined pursuant to Section 11(d)) on the later of the date of the first occurrence of a Section 11(a)(ii) Event and the first date that the right to redeem the Rights pursuant to Section 23 shall expire; the value of any Common Stock Equivalent shall be deemed to have the same value as the Common Stock on such date; and the value of other securities or assets shall be determined pursuant to Section 11(d)(ii).

(b) If the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Common Stock entitling them to subscribe for or purchase (for a period expiring within 45 calendar days after such record date) Common Stock (or securities having the same rights, privileges and preferences as the shares of Common Stock (“equivalent common stock”)) or securities convertible into or exercisable for Common Stock or equivalent common stock at a price per share of Common Stock or equivalent common stock (in each case, taking account of any conversion or exercise price) less than the current market price (as determined pursuant to Section 11(d)) per share of Common Stock on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such record date, plus the number of shares of Common Stock which the aggregate price (taking account of any conversion or exercise price) of the total number of shares of Common Stock (and/or equivalent common stock) so to be offered would purchase at such current market price and the denominator of which shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock (and/or equivalent common stock) so to be offered; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. If such subscription price may be paid by delivery of consideration part or all of which is in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes. Shares of Common Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and if such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(c) If the Company shall fix a record date for the making of a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness, equity securities other than Common Stock, assets, cash (other than a regular periodic cash dividend out of the earnings or retained earnings of the Company) or rights, options or warrants (excluding those referred to in Section 11(b)), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the current market price (as determined pursuant to Section 11(d)) per share of the Common Stock on such record date, less the value (as determined pursuant to Section 11(d)(ii)) of such evidences of indebtedness, equity securities, cash, assets, rights, options or warrants so to be distributed with respect to one share of Common Stock and the denominator of which shall be such current market price per share of Common Stock; provided, however, that in no event may the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. Such adjustment shall be made successively whenever such a record date is fixed, and, if such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(d) (i) For the purpose of any computation hereunder other than computations made pursuant to Sections 11(a)(iii) or 14, the “current market price” per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the 30 consecutive Trading Days immediately prior to such date; for purposes of computations made pursuant to Section 11(a)(iii), the “current market price” per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the 10 consecutive Trading Days immediately following such date; and for purposes of computations made pursuant to Section 14, the “current market price” per share of Common Stock for any Trading Day shall be deemed to be the closing price per share of Common Stock for such Trading Day; provided, however, that if the current market price per share of the Common Stock is determined during a period following the announcement by the issuer of such Common Stock of (A) a dividend or distribution on such Common Stock payable in shares of such Common Stock or securities exercisable for or convertible into shares of such Common Stock (other than the Rights), or (B) any subdivision, combination or reclassification of such Common Stock, and prior to the expiration of the requisite 30 Trading Day or 10 Trading Day period, as set forth above, after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the “current market price” shall be properly adjusted to take into account ex-dividend trading or to reflect the current market price per unit of equivalent common stock. The closing price for each Trading Day shall be the last sale price, regular way, or, if no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the shares of Common Stock are not listed or admitted to trading on the New York Stock Exchange, on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System (“NASDAQ”) or such other system then in use or, if on any such date the shares of Common Stock are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board of Directors. If on any such date no market maker is making a market in the Common Stock, the fair value of such shares on such date as determined in good faith by the Board of Directors shall be used. If the Common Stock is not publicly held or not so listed or traded, or is not the subject of available bid and asked quotes, the “current market price” per share means the fair value per share as determined in good faith by the Board of Directors, which determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes. For the purposes of this Agreement, the current market price of one half of one share of Common Stock will be equal to the current market price of one share of Common Stock divided by two.

(ii) For the purpose of any computation hereunder, the value of any securities or assets other than Common Stock or equivalent Common Stock shall be the fair value as determined in good faith by the Board of Directors, which determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

(e) Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest ten-thousandth of a share of Common Stock. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction that requires such adjustment and (ii) the Expiration Date.

(f) If at any time, as a result of an adjustment made pursuant to Section 11(a)(ii) or Section 13(a), the holder of any Right shall be entitled to receive upon exercise of such Right any securities of the Company other than Common Stock, thereafter the number and/or kind of such other securities so receivable upon exercise of any Right (and/or the Purchase Price in respect thereof) shall be subject to adjustment from time-to-time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock (and the Purchase Price in respect thereof) contained in Section 11(a), (b), (c), (e), (g), (h), (i), (j), (k) and (m), and the provisions of Sections 7, 9, 10, 13 and 14 with respect to the Common Stock (and the Purchase Price in respect thereof) shall apply on like terms to any such other securities (and the Purchase Price in respect therof).

(g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the then applicable number of halves of one share of Common Stock and other capital stock of the Company issuable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h) Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Section 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment (other than Rights that have become void pursuant to Section 7(d) hereof or exchanged pursuant to Section 24 hereof) shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one-halves of one share of Common Stock (calculated to the nearest ten thousandth of a share) obtained by (i) multiplying (x) the number of one-halves of one share for which a Right was exercisable immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in lieu of any adjustment in the number of shares or fraction of a share of Common Stock issuable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of shares or fraction of a share of Common Stock for which such Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if any Right Certificates have been issued, shall be at least 10 calendar days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

(j) Irrespective of any adjustment or change in the Purchase Price or the number of shares or fraction of a share of Common Stock issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price per share or fraction of a share and the number of shares of Common Stock which were expressed in the initial Right Certificates issued hereunder.

(k) Before taking any action that would cause an adjustment reducing the Purchase Price below the par value, if any, of the number of shares or fraction of a share of Common Stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable such number of shares or fractions of a share of Common Stock at such adjusted Purchase Price.

(l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of shares or fraction of a share of Common Stock or other capital stock of the Company, if any, issuable upon such exercise over and above the number of shares or fraction of a share of Common Stock or other capital stock of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.

(m) Anything in this Section 11 to the contrary notwithstanding, the Board of Directors shall also have the authority to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it, in its sole discretion, shall determine to be advisable in order that any (i) consolidation or subdivision of the Common Stock, (ii) issuance wholly for cash of any Common Stock at less than the current market price, (iii) issuance wholly for cash or Common Stock or securities which by their terms are convertible into or exercisable for Common Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to the holders of its Common Stock, shall not be taxable to such stockholders.

(n) The Company covenants and agrees that it will not at any time after the Distribution Date (i) consolidate, merge or otherwise combine with or (ii) sell or otherwise transfer (and/or permit any of its Subsidiaries to sell or otherwise transfer), in one transaction or a series of related transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries, taken as a whole, to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof) if (x) at the time of or immediately after such consolidation, merger, combination or sale there are any rights, warrants or other instruments or securities outstanding or any agreements or arrangements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights, (y) prior to, simultaneously with or immediately after such consolidation, merger, combination or sale, the shareholders of a Person who constitutes, or would constitute, the “Principal Party” for the purposes of Section 13 shall have received a distribution of Rights previously owned by such Person or any of its Affiliates and Associates or (z) the form or nature of organization of the Principal Party would preclude or limit the exercisability of the Rights.

(o) The Company covenants and agrees that after the Distribution Date, it will not, except as permitted by Sections 23, 24 and 27, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights.

Section 12. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Sections 11 and 13, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent and with each transfer agent for the Common Stock a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate (or, if prior to the Distribution Date, to each holder of a certificate representing shares of Common Stock) in the manner set forth in Section 26. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained.

Section 13. Consolidation, Merger or Sale or Transfer of Assets or Earning Power. (a) If, following the Stock Acquisition Date, directly or indirectly,

(i) the Company shall consolidate with, merge with or into, or otherwise combine with, any other Person (other than a Subsidiary of the Company in a transaction that complies with Section 11(o) hereof), and the Company shall not be the continuing or surviving corporation of such consolidation, merger or combination,

(ii) any Person (other than a Subsidiary of the Company in a transaction that complies with Section 11(o) hereof) shall consolidate with, merge with or into, or otherwise combine with, the Company, and the Company shall be the continuing or surviving corporation of such merger or combination and, in connection with such merger or combination, all or part of the outstanding shares of Common Stock shall be changed into or exchanged for other stock or securities of the Company or any other Person, cash or any other property, or

(iii) the Company and/or one or more of its Subsidiaries shall sell or otherwise transfer, in one transaction or a series of related transactions, assets or earning power representing in the aggregate more than 50% of the assets or earning power of the Company and its Subsidiaries, taken as a whole, to any other Person or Persons (other than a Subsidiary of the Company in a transaction that complies with Section 11(o) hereof), then, and in each such case, proper provision shall promptly be made so that

(1) each holder of a Right (except as otherwise provided herein, including Section 7(d)) shall thereafter be entitled to receive, upon exercise thereof at the Purchase Price in effect immediately prior to the first occurrence of any Triggering Event, such number of duly authorized, validly issued, fully paid and nonassessable shares of freely tradeable Common Stock of the Principal Party (as hereinafter defined), not subject to any rights of call or first refusal, liens, encumbrances or other claims, as shall be equal to the result obtained by dividing

(A) the product obtained by multiplying the Purchase Price in effect immediately prior to the first occurrence of any Triggering Event by the number of halves of one share of Common Stock for which a Right was exercisable immediately prior to such first occurrence (such product being thereafter referred to as the “Purchase Price” for each Right and for all purposes of this Agreement) by

(B) 50% of the current market price (determined pursuant to Section 11(d)(i)) per share of the Common Stock of such Principal Party on the date of consummation of such consolidation, merger, combination, sale or transfer;

(2) the Principal Party shall thereafter be liable for and shall assume, by virtue of such consolidation, merger, combination, sale or transfer, all the obligations and duties of the Company pursuant to this Agreement;

(3) the term “Company” shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 shall apply only to such Principal Party following the first occurrence of a Section 13 Event;

(4) such Principal Party shall take such steps (including but not limited to the authorization and reservation of a sufficient number of shares of its Common Stock to permit exercise of all outstanding Rights in accordance with this Section 13(a)) in connection with the consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to the shares of its Common Stock thereafter deliverable upon the exercise of the Rights; and

(5) the provisions of Section 11(a)(ii) shall be of no effect following the first occurrence of any Section 13 Event.

(b) “Principal Party” means

(i) in the case of any transaction described in Section 13(a)(i) or (ii), the Person that is the issuer of any securities into which shares of Common Stock of the Company are converted in such merger, consolidation or combination, and if no securities are so issued, the Person that survives or results from such merger, consolidation or combination; and

(ii) in the case of any transaction described in Section 13(a)(iii), the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions;

provided that in any such case, (A) if the Common Stock of such Person is not at such time and has not been continuously over the preceding 12-month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, “Principal Party” shall refer to such other Person; (B) if such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Stocks of two or more of which are and have been so registered, “Principal Party” shall refer to whichever of such Persons is the issuer of the Common Stock having the greatest aggregate market value; and (C) if such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in clauses (A) and (B) above shall apply to each of the owners having an interest in such joint venture as if such joint venture were a subsidiary of both or all of such joint venturers and the Principal Party in each such chain shall bear the obligations set forth in this Section 13 in the same ratio as their direct or indirect interests in such joint venture bear to the total of such interests.

(c) The Company shall not consummate any such consolidation, merger, combination, sale or transfer unless the Principal Party shall have a sufficient number of authorized shares of its Common Stock, which are not outstanding or otherwise reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in Section 13(a) and (b) and providing that, as soon as practicable after the date of any consolidation, merger, combination, sale or transfer mentioned in Section 13(a), the Principal Party will:

(i) prepare and file a registration statement under the Securities Act with respect to the Rights and the securities issuable upon exercise of the Rights on an appropriate form, and will use its best efforts to cause such registration statement to (A) become effective as soon as practicable after such filing and (B) remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date; and

(ii) deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates which comply in all respects with the requirements for registration on Form 10 under the Exchange Act.

The provisions of this Section 13 shall similarly apply to successive mergers, consolidations, combinations, sales or other transfers. If any Section 13 Event shall occur at any time after the occurrence of a Section 11(a)(ii) Event, the Rights which have not theretofore been exercised shall cease to be exercisable in the manner provided in Section 11(a)(ii) and shall thereafter become exercisable in the manner described in Section 13(a).

Section 14. Fractional Rights and Fractional Shares. (a) The Company shall not be required to issue fractions of Rights or to distribute Right Certificates that evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for each Trading Day shall be the last sale price, regular way, or, if no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to the securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the NASDAQ or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors. If on any such date no market maker is making a market in the Rights, the fair value of such Rights on such date as determined in good faith by the Board of Directors shall be used. If the Rights are not publicly held or are not so listed or traded or are not the subject of available bid and asked quotes, the “current market price” per share means the fair value per Right as determined in good faith by the Board of Directors, which determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

(b) The Company shall not be required to issue fractions of shares of Common Stock upon exercise or exchange of the Rights or to distribute certificates that evidence fractional shares of Common Stock; provided, however, that the foregoing shall not preclude any holder of Right Certificates from aggregating such Right Certificates in any exercise thereof and receiving any whole number of shares of Common Stock, in which case the foregoing shall apply only to any fraction of a share resulting from such aggregation. In lieu of any such fractional shares of Common Stock, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market price of one share of Common Stock. For purposes of this Section 14(b), the current market price of one share of Common Stock shall be the closing price of one share of Common Stock (as determined pursuant to Section 11(d)) for the Trading Day immediately prior to the date of such exercise.

(c) The holder of a Right by the acceptance of the Right expressly waives such holder’s right to receive any fractional Rights or fractional shares upon exercise of a Right except as permitted by this Section 14.

(d) Nothing contained in subsection (a) shall impair any right of any holder to receive any Right for a fraction of a share of Common Stock pursuant to the provisions of this Agreement or any Right Certificate.

Section 15. Rights of Action. All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent under Section 18, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of certificates representing Common Stock); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of any certificate representing Common Stock), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of any certificate representing Common Stock), may, in such holder’s own behalf and for such holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce this Agreement, or otherwise act in respect of such holder’s right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Agreement.

Section 16. Agreement of Right Holders. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of Common Stock;

(b) after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office or offices of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates fully executed;

(c) subject to Sections 6 and 7, the Company and the Rights Agent may deem and treat the Person in whose name a Right Certificate (or, prior to the Distribution Date, a certificate representing shares of Common Stock) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificate or the certificate representing shares of Common Stock made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of Section 7(d), shall be affected by any notice to the contrary; and

(d) notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of the Company’s or the Rights Agent’s inability to perform any of their respective obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, judgment or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority prohibiting or otherwise restraining performance of such obligation; provided, however, that, the Company must use its best efforts to have any such order, decree, judgment or ruling lifted or otherwise overturned as soon as possible.

Section 17. Right Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or other distributions or be deemed for any purpose the holder of shares of Common Stock or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions of this Agreement or exchanged pursuant to the provisions of Section  24.

Section 18. Concerning the Rights Agent. (a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the execution or administration of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted to be done by the Rights Agent in connection with the administration of this Agreement or the exercise or performance of its duties hereunder, including the costs and expenses of defending against any claim of liability.

(b) The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with the administration of this Agreement or the exercise or performance of its duties hereunder in reliance upon any Right Certificate or certificate for Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, instruction, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20 hereof.

Section 19. Merger or Consolidation or Change of Name of Rights Agent. (a) Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to any business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21. If at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Right Certificates so countersigned; and if at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

(b) If at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and if at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

Section 20. Duties of Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

(a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

(b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of current market price (as defined in Section 11(d)) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board, the President, any Vice President, the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken, suffered or omitted in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c) The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct.

(d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its, countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due authorization, execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 7(d)) or any adjustment in the terms of the Rights (including the manner, method or amount thereof) provided for in Sections 3, 11, 13, 23 or 24, or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock or other securities to be issued pursuant to this Agreement or any Right Certificate or as to whether any shares of Common Stock will, when issued, be duly authorized, validly issued, fully paid and nonassessable.

(f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the President or any Vice President or the Secretary or any Assistant Secretary or the Treasurer or any Assistant Treasurer of the Company and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken, suffered or omitted to be taken by it in good faith in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions.

(h) The Rights Agent and any shareholder, director, officer or employee of the Rights Agent may buy, sell or deal in, or act as the transfer agent for, any of the Rights, shares of Common Stock or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other Person.

(i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided that reasonable care was exercised in the selection and continued employment thereof.

(j) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(k) If, with respect to any Right Certificate surrendered to the Rights Agent for exercise, transfer, split up, combination or exchange, either (i) the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 or 2 thereof, or (ii) any other actual or suspected irregularity exists, the Rights Agent shall not take any further action with respect to such requested exercise, transfer, split up, combination or exchange without first consulting with the Company, and will thereafter take further action with respect thereto only in accordance with the Company’s written instructions.

Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 calendar days’ notice in writing mailed to the Company and, if the Rights Agent or one of its Affiliates is not also the transfer agent for the Company, to each transfer agent of the Common Stock by registered or certified mail, and, subsequent to the Distribution Date, to the holders of the Right Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon 30 calendar days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock by registered or certified mail, and, subsequent to the Distribution Date, to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 calendar days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit such holder’s Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a corporation or other legal entity organized and doing business under the laws of the United States or of any state of the United States, in good standing, having an office in the State of New York, which is authorized under such laws to exercise stock transfer or corporate trust powers and which has at the time of its appointment as Rights Agent a combined capital and surplus or net worth of at least $10,000,000 or (b) an Affiliate of a corporation or other legal entity described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock, and, subsequent to the Distribution Date, mail a notice thereof in writing to the registered holders of the

Right Certificates. Failure to give any notice provided for in this Section 21, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 22. Issuance of New Right Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company, at its option, may issue new Right Certificates evidencing Rights in such form as may be approved by the Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property issuable upon exercise of the Rights made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale by the Company of shares of Common Stock following the Distribution Date and prior to the Expiration Date, the Company (a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement granted or awarded on or prior to the Distribution Date, or upon the exercise, conversion or exchange of securities issued by the Company on or prior to the Distribution Date which are exercisable or exchangeable for, or convertible into, shares of Common Stock, and (b) may, in any other case, if deemed necessary or appropriate by the Board of Directors, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Right Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Right Certificate would be issued, and (ii) no such Right Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Section 23. Redemption. (a) The Board of Directors may, at its option, at any time prior to the Close of Business on the earlier of (i) the Stock Acquisition Date and (ii) the Final Expiration Date, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.001 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of this Agreement (such redemption price being hereinafter referred to as the “Redemption Price”). Any such redemption of the Rights by the Board of Directors may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock (based on the current market price of the Common Stock at the time of redemption as determined pursuant to Section 11(d)(i)) or any other form of consideration deemed appropriate by the Board of Directors, or any combination thereof.

(b) Immediately upon the effectiveness of the action of the Board of Directors ordering the redemption of the Rights pursuant to Section 23(a), without any further action and without any notice, the right to exercise the Rights will terminate and thereafter will represent only the right to receive the Redemption Price. The Company shall promptly thereafter give notice of such redemption to the Rights Agent and the holders of the Rights in the manner set forth in Section 26; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such redemption. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

(c) Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in Section 23 or 24, and other than in connection with the purchase, acquisition or redemption of shares of Common Stock prior to the Distribution Date.

Section 24. Exchange. (a) At any time after any Person becomes an Acquiring Person, the Board of Directors may, at its option, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to Section 7(d)) for shares of Common Stock at an exchange ratio of one-half of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the “Exchange Ratio”). Any such exchange will be effective immediately upon the action of the Board of Directors ordering the same, unless such action of the Board of Directors expressly provides that such exchange will be effective at a subsequent time or upon the occurrence or nonoccurrence of one or more specified events (in which case such exchange will be effective in accordance with the provisions of such action of the Board of Directors). Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after any Person (other than the Company, any of its Subsidiaries, any employee benefit plan of the Company or any of its Subsidiaries or any Person organized, appointed or established by the Company or any of its Subsidiaries for or pursuant to the terms of any such plan, or any Exempt Person), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the shares of Common Stock then outstanding.

(b) Immediately upon the effectiveness of the exchange of any Rights pursuant to Section 24(a) and without any further action and without any notice, the right to exercise such Rights will terminate and thereafter the only right of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company promptly thereafter shall give notice of such exchange to the Rights Agent and the holders of the Rights to be exchanged in the manner set forth in Section 26; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange shall state the method by which the exchange of the shares of Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights that will be exchanged. Any partial exchange shall be effected as nearly pro rata as possible based on the number of Rights (other than Rights which have become void pursuant to Section 7(d)) held by each holder of Rights.

(c) In any exchange pursuant to this Section 24, the Company, at its option, may substitute Common Stock Equivalents (as defined in Section 11(a)(iii)) for shares of Common Stock exchangeable for Rights, at the initial rate of one Common Stock Equivalent for each share of Common Stock, as appropriately adjusted to reflect adjustments in dividend, liquidation and voting rights of Common Stock Equivalents pursuant to the terms thereof, so that each Common Stock Equivalent delivered in lieu of each share of Common Stock shall have essentially the same dividend, liquidation and voting rights as one share of Common Stock.

(d) If the number of shares of Common Stock or Common Stock Equivalents issued but not outstanding or authorized but unissued is not sufficient to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such action as may be necessary to authorize additional shares of Common Stock or Common Stock Equivalents for issuance upon exchange of the Rights.

(e) The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock upon exchange of the Rights. In lieu of such fractional shares of Common Stock, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional shares of Common Stock would otherwise be issued an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock. For the purposes of this Section 24(e), the current market value of a whole share of Common Stock shall be the closing price of a share of Common Stock (as determined pursuant to Section 11(d) hereof) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

(f) Upon or prior to ordering the exchange of Rights pursuant to this Section 24, or as promptly as reasonably practicable thereafter, the Board of Directors may direct the Company to enter into a Trust Agreement (the “Trust Agreement”) in such form and with such terms as the Board of Directors shall then approve. If the Board of Directors so directs, (1) the Company shall enter into the Trust Agreement and shall issue to the trust created by the Trust Agreement (the “Trust”) all the shares of Common Stock and/or Common Stock Equivalents (the “Trust Shares”) issuable upon exchange of the Rights in accordance with this Section 24 to (x) all holders of outstanding and exercisable Rights subject to exchange in accordance with Section 24(a) (which shall not include Rights that have become void pursuant to Section 7(d) hereof), or (y) some portion of such holders (which may consist of holders who have not taken proper stapes to certify or otherwise demonstrate to the satisfaction of the Company that the Rights held by them have not become void pursuant to Section 7(d) hereof), and (2) all holders referred to in clause (1) shall be entitled to receive Common Stock and/or common Stock Equivalents pursuant to this Section 24 only from the Trust and only upon compliance with the relevant terms and provisions of the Trust Agreement. The Trust Shares shall also include any dividends or distributions made on the Trust Shares after the deposit of the Trust Shares.

Section 25. Notice of Certain Events. (a) If the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend payable in stock of any class to the holders of Common Stock or to make any other distribution to the holders of Common Stock (other than a regular quarterly cash dividend out of the surplus of the Company), or (ii) to offer to the holders of its Common Stock rights or warrants to subscribe for or to purchase any additional shares of Common Stock or shares of stock of any class or any other securities, rights or options, or (iii) to effect any reclassification of its Common Stock (other than a reclassification involving only the subdivision or combination of outstanding shares of Common Stock) or (iv) to effect any consolidation with or merger with or into any other Person (other than a Subsidiary of the Company in a transaction that complies with Section 11(o) hereof), or to effect and/or to permit one or more of its Subsidiaries to effect any sale or other transfer, in one transaction or a series of related transactions, of assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries, taken as a whole, to any other Person or Persons (other than a Subsidiary of the Company in a transaction that complies with Section 11(o) hereof), or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each holder of a Right, to the extent feasible and in accordance with Section 26, a notice of such proposed action, which shall specify the record date for the purposes of any such dividend, distribution or offering of rights or warrants, or the date on which any such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding up is to take place and the date of participation therein by the holds of Common Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 20 calendar days prior to the record date for determining holders of the Common Stock entitled to participate in such dividend, distribution or offering, and in the case of any such other action, at least 20 calendar days prior to the date of the taking of such proposed action or the date of participation therein by the holders of Common Stock, whichever shall be the earlier. The failure to give notice required by this Section 25 or any defect therein shall not affect the legality or validity of the action taken by the Company or the vote upon any such action.

(b) Notwithstanding anything in this Agreement to the contrary, prior to the Distribution Date a filing by the Company with the Securities and Exchange Commission shall constitute sufficient notice to the holders of securities of the Company, including the Rights, for purposes of this Agreement and no other notice need be given to such holders.

(c) If a Triggering Event shall occur, then, in any such case, (1) the Company shall as soon as practicable thereafter give to each holder of a Right, in accordance with Section 26, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Sections 11(a)(ii) or 13, as the case may be, and (2) all references in Section 25(a) to Common Stock shall be deemed thereafter to refer to Common Stock or other capital stock, as the case may be.

Section 26. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

Luby’s, Inc.

13111 Northwest Freeway, Suite 600

Houston, Texas 77040

Attention: General Counsel

Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, New York 11219

Attention: General Counsel

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate (or, prior to the Distribution Date, to the holder of any certificate representing shares of Common Stock) shall be sufficiently given or made if sent by first-class mail, postage prepaid, to the address of such holder shown on the registry books of the Company.

Section 27. Supplements and Amendments. At any time prior to the time any Person becomes an Acquiring Person, the Company may, and the Rights Agent shall if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights in any manner which the Company may deem necessary or desirable, any such supplement or amendment to be evidenced by a writing signed by the Company and the Rights Agent. From and after such time as any Person becomes an Acquiring Person, the Company may, and the Rights Agent shall if the Company so directs, supplement or amend this Agreement without approval of any holders of Rights (a) to cure any ambiguity or to correct or supplement any provision contained herein that may be defective or inconsistent with any other provision of this Agreement or (b) to otherwise change or supplement any other provisions in this Agreement in any manner in which the Company may deem necessary or desirable and which does not adversely affect the interests of the holders of Rights (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person), any such supplement or amendment to be evidence by a writing signed by the Company and the Rights Agent. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment, provided that such supplement or amendment does not adversely affect the rights or obligations of the Rights Agent under Section 18 or Section 20 of this Agreement. Notwithstanding anything contained in this Agreement to the contrary, no supplement or amendment shall be made that reduces the then effective Redemption Price or moves to an earlier date the then effective Final Expiration Date. Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Stock.

Section 28. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 29. Determinations and Actions by the Board of Directors. For all purposes of this Agreement, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Common Stock of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) under the Exchange Act as in effect on the date of this Agreement. The Board of Directors shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board of Directors or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or exchange or not to redeem or exchange the Rights or to amend the Agreement or a determination that an adjustment to the Redemption Price or Exchange Ratio is or is not appropriate). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board of Directors in good faith shall

(x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties, and (y) not subject the Board of Directors to any liability to the holders of the Rights or any other Person.

Section 30. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the certificates representing the shares of Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the certificates representing the shares of Common Stock).

Section 31. Annual Review by Independent Directors. A committee of at least two or more Independent Directors (the “Committee”) shall review and evaluate this Agreement at least annually in order to consider whether the maintenance of this Agreement continues to be in the best interests of the Company and the stockholders of the Company. Following each such review, the Committee shall communicate its conclusions to the full Board of Directors, including any recommendation in light thereof as to whether this Agreement should be modified or the Rights should be redeemed. The Committee, when considering whether this Agreement should be modified or the Rights should be redeemed, shall have the power and authority (1) to set their own agenda, (2) to retain, at the expense of the Company, its choice of legal counsel, investment bankers and other advisors and (3) to review all information of the Company and to consider any and all factors it deems relevant to an evaluation of whether this Agreement should be modified or the Rights should be redeemed.

Section 32. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that, notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board of Directors determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and shall not expire until the Close of Business on the tenth day following the date of such determination by the Board of Directors.

Section 33. Governing Law. THIS AGREEMENT, EACH RIGHT AND EACH RIGHT CERTIFICATE ISSUED HEREUNDER SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF DELAWARE AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SUCH STATE APPLICABLE TO CONTRACTS TO BE MADE AND PERFORMED ENTIRELY WITHIN SUCH STATE, EXCEPT THAT THE RIGHTS AND OBLIGATIONS OF THE RIGHTS AGENT SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

Section 34. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.

Section 35. Descriptive Headings. The captions herein are included for convenience of reference only, do not constitute a part of this Agreement and shall be ignored in the construction and interpretation hereof.

[Signatures follow on next page]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

LUBYS, INC.

By:	/s/ Peter J. Tropoli
Name:	Peter J. Tropoli
Title:	Senior Vice President, Administration, General Counsel and Secretary

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

By:	/s/ David Brill
Name:	David Brill
Title:	General Counsel

Signature Page to Luby's, Inc. Rights Agreement

Exhibit A

[Form of Right Certificate]

No. R-	Rights

NOT EXERCISABLE AFTER THE EARLIER OF JANUARY 27, 2014 AND THE DATE ON WHICH THE RIGHTS EVIDENCED HEREBY ARE REDEEMED OR EXCHANGED BY THE COMPANY AS SET FORTH IN THE RIGHTS AGREEMENT. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $0.001 PER RIGHT ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS BENEFICIALLY OWNED OF TRANSFERRED TO ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

RIGHT CERTIFICATE

LUBY’S, INC.

This Right Certificate certifies that,             , or registered assigns, is the registered holder of the number of Rights set forth above, each of which entitles the holder (upon the terms and subject to the conditions set forth in the Rights Agreement dated as of January 27, 2011 (the “Rights Agreement”) between Luby’s, Inc., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, LLC (the “Rights Agent”)) to purchase from the Company, at any time after the Distribution Date and prior to the Expiration Date, one-half of one fully paid, nonassessable share of Common Stock (the “Common Stock”) of the Company at a purchase price of $12.00 per one-half of one share of Common Stock (the “Purchase Price”), payable in lawful money of the United States of America, upon surrender of this Right Certificate, with the form of election to purchase and related certificate duly executed, and payment of the Purchase Price at an office of the Rights Agent designated for such purpose.

Terms used herein and not otherwise defined herein have the meanings assigned to them in the Rights Agreement.

The number of Rights evidenced by this Right Certificate (and the number and kind of shares issuable upon exercise of each Right) and the Purchase Price set forth above are as of                     , 20    , and may have been or in the future be adjusted as a result of the occurrence of certain events, as more fully provided in the Rights Agreement.

Upon the occurrence of a Section 11(a)(ii) Event, if the Rights evidenced by this Right Certificate are Beneficially Owned by (a) an Acquiring Person or an Associate or Affiliate of an Acquiring Person, (b) a transferee of Acquiring Person (or any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (c) under certain circumstances specified in the Rights Agreement, a transferee of an Acquiring Person (or any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such, such Rights shall become null and void, and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event.

This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the principal executive offices of the Company and the above mentioned offices of the Rights Agent.

Upon surrender at the principal office or offices of the Rights Agent designated for such purpose and subject to the terms and conditions set forth in the Rights Agreement, any Rights Certificate or Certificates may be transferred or exchanged for another Rights Certificate or Certificates evidencing a like number of Rights as the Rights Certificate or Certificates surrendered.

Subject to the provisions of the Rights Agreement, the Board of Directors may, at its option,

(a) at any time prior to the time any Person becomes an “Acquiring Person,” redeem all but not less than all of the then outstanding Rights at a redemption price of $0.001 per Right; or

(b) at any time after any Person becomes an Acquiring Person (but before such Person becomes the Beneficial Owner of 50% or more of the shares of Common Stock then outstanding), exchange all or part of the then outstanding Rights (other than Rights held by the Acquiring Person and certain related Persons) for shares of Common Stock at an exchange ratio of one-half of one share of Common Stock per Right. If the Rights shall be exchanged in part, the holder of this Right Certificate shall be entitled to receive upon surrender hereof another Right Certificate or Certificates for the number of whole Rights not exchanged.

No fractional shares of Common Stock will be issued upon the exercise of any Right or Rights evidenced hereby but in lieu thereof a cash payment will be made, as provided in the Rights Agreement. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Certificates for the number of whole Rights not exercised.

No holder of this Right Certificate shall be entitled to vote, receive dividends or other distributions or be deemed for any purpose the holder of the shares of capital stock which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends, distributions or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.

This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal by its authorized officers.

Dated as of                     , 20

LUBY’S, INC.

By:
Title:

[SEAL]

Attest:

Secretary

Countersigned:

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, as Rights Agent

By
Authorized Signature

Form of Reverse Side of Right Certificate

FORM OF ASSIGNMENT

(To be executed if the registered holder

desires to transfer the Right Certificate)

FOR VALUE RECEIVED

hereby sells, assigns and transfers unto

(Please print name and address of transferee)

this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                      Attorney, to transfer the within Right Certificate on the books of the within named Company, with full power of substitution.

Dated:                     , 20

Signature

Signature Guaranteed:

Signatures must be guaranteed by a member firm of a national securities exchange, a member of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or another eligible guarantor institution (as defined pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended).

Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Right Certificate              are              are not being assigned by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement);

(2) after due inquiry and to the best knowledge of the undersigned, it              did              did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: , 20
Signature

The signatures to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

FORM OF ELECTION TO PURCHASE

(To be executed if the registered holder desires to exercise

Rights represented by the Right Certificate)

To: LUBY’S, INC.

The undersigned hereby irrevocably elects to exercise             Rights represented by this Right Certificate to purchase shares of Common Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such securities be issued in the name of and delivered to:

Please insert social security or other identifying number

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right certificate, a new Right Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Please insert social security or other identifying number

(Please print name and address)

Dated:                     , 20

Signature

Signature Guaranteed:

Signatures must be guaranteed by a member firm of a national securities exchange, a member of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or another eligible guarantor institution (as defined pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended).

Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Right Certificate              are              are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement);

(2) after due inquiry and to the best knowledge of the undersigned, it              did              did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: , 20
Signature

The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

Exhibit B

LUBY’S, INC.

SUMMARY OF RIGHTS TO PURCHASE SHARES OF COMMON STOCK

On January 20, 2011, the Board of Directors of Luby’s, Inc., a Delaware corporation (the “Company”), declared a dividend of one right (each, a “Right”) for each share of common stock, par value $.32 per share (the “Common Stock”), of the Company outstanding at the close of business on February 3, 2011 (the “Record Date”), pursuant to the terms and conditions of the Rights Agreement, dated as of January 27, 2011, between the Company and American Stock Transfer & Trust Company, LLC, as Rights Agent (the “Rights Agreement”).

Prior to the Distribution Date, the Rights will be evidenced by the certificates for and will be transferred with the Common Stock, and the registered holders of the Common Stock will be deemed to be the registered holders of the Rights. After the Distribution Date, the Rights Agent will mail separate certificates evidencing the Rights to each record holder of the Common Stock as of the close of business on the Distribution Date, and thereafter the Rights will be transferable separately from the Common Stock.

The “Distribution Date” means the close of business on the earlier of:

(1)

the tenth calendar day after the date of the first public announcement (including the filing of a report on Schedule 13D under the Securities Exchange Act of 1934, as amended, (or any comparable or successor report)) that a person or group of affiliated or associated persons (an “Acquiring Person”) has acquired beneficial ownership of 15% or more (or, in the case of an Exempt Person (as defined below), 33% or more) of the shares of Common Stock then outstanding (the “Stock Acquisition Date”); and

(2)

the tenth business day (or such later date as may be determined by action of the Board of Directors prior to such time as any person becomes an Acquiring Person) after the date of commencement by any person of, or after the date of the first public announcement of the intention of any person to commence, a tender or exchange offer the consummation of which could result in any person becoming the beneficial owner of 15% or more (or, in the case of an Exempt Person, 33% or more) of the shares of Common Stock of the Company then outstanding.

An Acquiring Person will not include the Company; any of its subsidiaries; any employee benefit plan of the Company or any of its subsidiaries; any person organized, appointed or established by the Company or any of its subsidiaries for or pursuant to the terms of any such plan; or any Exempt Person (as defined below).

“Exempt Person” means Harris J. Pappas and Christopher J. Pappas (and in the event of death, their respective spouses, descendants and personal representatives of their respective estates), and their affiliates and associates, unless such persons become the beneficial owner of 33% or more of the shares of Common Stock then outstanding, subject to appropriate adjustment for stock splits, reverse stock splits or Common Stock dividends.

Notwithstanding the foregoing, no person (including an Exempt Person) will become an Acquiring Person as a result of an acquisition of Common Stock by the Company or any of its subsidiaries which, by reducing the number of shares of Common Stock of the Company outstanding, increases the proportionate number of shares of Common Stock of the Company beneficially owned by such person to 15% or more (or, in the case of an Exempt Person, 33% or more) of the shares of Common Stock of the Company then outstanding unless such person thereafter becomes the beneficial owner of any additional shares of Common Stock of the Company, in which case such person will be deemed to be an Acquiring Person. An Acquiring Person will not include any person that the Board of Directors of the Company, in good faith, determines has inadvertently become an Acquiring Person if such person promptly divests a sufficient number of shares of Common Stock so that such person would no longer be an Acquiring Person.

Prior to the Distribution Date, the Rights will not be exercisable. After the Distribution Date, but prior to the time a person becomes an Acquiring Person, each Right will be exercisable to purchase, for $12.00 (the “Purchase Price”), one-half of one share of Common Stock.

If any person becomes an Acquiring Person, each Right (other than Rights beneficially owned by the Acquiring Person and certain affiliated persons) will entitle the holder to purchase, for the Purchase Price, a number of shares of Common Stock having a market value of two times the Purchase Price.

If, after any person has become an Acquiring Person, (1) the Company is involved in a merger, consolidation or other business combination in which the Company is not the surviving corporation or its Common Stock is exchanged for other securities or (2) the Company and/or one or more of its subsidiaries sells or otherwise transfers assets or earning power aggregating more than 50% of the assets or earning power of the Company and its subsidiaries, taken as a whole, then each Right (other than Rights beneficially owned by the Acquiring Person and certain affiliated persons) will entitle the holder to purchase, for the Purchase Price, a number of shares of common stock of the other party to such business combination or sale (or in certain circumstances, an affiliate) having a market value of two times the Purchase Price.

At any time after any person has become an Acquiring Person, but before any person becomes the beneficial owner of 50% or more of the outstanding shares of Common Stock, the Board of Directors of the Company may exchange all or part of the Rights (other than the Rights beneficially owned by the Acquiring Person and certain affiliated persons) for shares of Common Stock at an exchange ratio of one-half of one share of Common Stock per Right.

The Board of Directors may, at its option and at any time prior to the close of business on the earlier of the (1) Stock Acquisition Date and (2) the Final Expiration Date (as defined below), redeem all, but not less than all, of the then outstanding Rights at a redemption price of $0.001 per Right, which price will be adjusted to reflect any stock split, stock dividend or similar transaction occurring after January 27, 2011. Any such redemption of the Rights by the Board of Directors may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. The Company may, at its option, pay the redemption price in cash, shares of Common Stock or any other form of consideration that the Board of Directors deems appropriate, or any combination thereof.

The Rights will expire on the close of business on January 27, 2014 (the “Final Expiration Date”), unless the Rights Agreement is earlier terminated or such date is extended or the Rights are earlier exchanged or redeemed as described above.

Prior to the time that any person becomes an Acquiring Person, the Rights Agreement may be amended in any respect. From and after the time that any person becomes an Acquiring Person, the Rights Agreement may only be amended in order to cure any ambiguity, to correct any defect or inconsistency or to make changes that do not adversely affect the interests of holders of Rights (other than an Acquiring Person and its affiliated and associated persons).

Rights holders have no rights as stockholders of the Company, including the right to vote and to receive dividends.

The Rights Agreement includes antidilution provisions designed to prevent efforts to diminish the effectiveness of the Rights.

A committee of independent directors of the Company will review and evaluate the Rights Agreement at least annually in order to consider whether the maintenance of the Rights Agreement continues to be in the best interests of the Company and its stockholders. Following each such review, the committee will communicate its conclusions to the full Board of Directors, including any recommendation in light thereof as to whether the Rights Agreement should be modified or the Rights should be redeemed.

Although the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income if the Rights become exercisable as set forth above. If the Rights become exercisable, holders of Common Stock should consult their own tax advisors concerning the specific tax consequences to them of acquiring, holding, exercising or disposing of the Rights.

A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Current Report on Form 8-K and a Registration Statement on Form 8-A. A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement.

LUBY’S INC. C/O AMERICAN STOCK TRANSFER 6201 15TH AVENUE BROOKLYN, NY 11219

Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1
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VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

Electronic Delivery of Future PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

____ ____ ____ ____ ____ ____

CONTROL # g	000000000000

NAME

THE COMPANY NAME INC. - COMMON

THE COMPANY NAME INC. - CLASS A

THE COMPANY NAME INC. - CLASS B

THE COMPANY NAME INC. - CLASS C

THE COMPANY NAME INC. - CLASS D

THE COMPANY NAME INC. - CLASS E

THE COMPANY NAME INC. - CLASS F

THE COMPANY NAME INC. - 401 K

SHARES	123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345
PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:            ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

☐
The Board of Directors recommends you vote FOR the following:
1.	Election of Directors		For	Against	Abstain
01	Judith Craven		☐	☐	☐
02	Arthur Emerson		☐	☐	☐		The Board of Directors recommends you vote FOR the following proposal:	For	Against	Abstain
03	Jill Griffin		☐	☐	☐		3 Advisory vote on the compensation of our named Executive Officers.	☐	☐	☐
04	J.S.B. Jenkins		☐	☐	☐		The Board of Directors recommends you vote 1 YEAR on the following proposal:	1 year	2 years	3 years	Abstain
05	Frank Markantonis		☐	☐	☐		4 Advisory vote on the frequency of future advisory votes on the compensation of our named Executive Officers.	☐	☐	☐	☐
06	Joe McKinney		☐	☐	☐
07	Gasper Mir III		☐	☐	☐		The Board of Directors recommends you vote FOR the following proposal:	For	Against	Abstain
08	Christopher J. Pappas		☐	☐	☐		5 Ratification of Shareholder Rights Agreement.	☐	☐	☐
09	Harris J. Pappas		☐	☐	☐		NOTE: In their discretion the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.
The Board of Directors recommends you vote FOR the following proposal:			For	Against	Abstain
2	Proposal to ratify the appointment of Grant Thornton LLP as the independent public accountants of the coporation.		☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

SHARES
CUSIP #
				JOB #					SEQUENCE #
Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/are available at www.proxyvote.com .

LUBY’S, INC. This proxy is solicited by the Board of Directors

The undersigned hereby appoints Scott Gray, Peter Tropoli and Todd Coutee, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this card, all the shares of Common Stock of Luby’s, Inc. held of record by the undersigned on December 9, 2011, at the Annual Meeting of Shareholders to be held on January 20, 2012, or any adjournment or postponement thereof. This proxy revokes all prior proxies provided by the undersigned with respect to the shares covered hereby.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted in accordance with the Board’s recommendation.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

Continued and to be signed on reverse side